Exhibit 3.25

[ILLEGIBLE]

Commonwealth of Kentucky

OFFICE OF

SECRETARY OF STATE

FRANCES JONES MILLS	FRANKFORT,
Secretary	KENTUCKY

CERTIFICATE OF INCORPORATION

I, FRANCES JONES MILLS, Secretary of State of the Commonwealth of Kentucky, do hereby certify that Articles of Incorporation of

CAMPING WORLD OF KENTUCKY, INC.

Whose initial ugeat for process is	DAVID GARVIN
BEECH BEND ROAD
and whose address is	BOWLING GREEN, KENTUCKY

duly signed accurding to law, have been filed in any office. I further certify that all taxes, fees and charges payable upon the filing of said Articles of Incorporation have been paid.

Given under my hand and seal of Office as Secretary of State, at Frankfort, Kentucky, this 31ST day of DECEMBER, 1980.

/s/ Frances Jones Mills
SECRETARY OF STATE

SECRETARY OF STATE	ASSISTANT SECRETARY OF STATE

ORIGINAL COPY FILED
SECRETARY OF STATE OF KENTUCKY		RECEIVED
[ILLEGIBLE]
DEC 30 1980
DEC 31 1980	ARTICLES OF INCORPORATION
	OF	SECRETARY OF STATE
	CAMPING WORLD OF KENTUCKY, INC.	COMMONWEALTH OF KY.

KNOW ALL MEN BY THESE PRESENTS, that William L. Johnson does hereby make and adopt the following ARTICLES OF INCORPORATION for the purpose of forming a corporation under the laws of the State of Kentucky, pursuant to Chapter 271A of the Kentucky Revised Statutes and all other acts amendatory thereof and supplemental thereto:

ARTICLE I

The name of the corporation shall be “Camping World of Kentucky, Inc.”

ARTICLE II

The duration of the corporation shall be perpetual.

ARTICLE III

The nature of the business and the objects and purposes of the corporation shall be to transact any and all lawful business for which corporations may be organized under KRS Chapter 271A, to purchase or otherwise acquire, own, trade, deal in and deal with, mortgage, pledge, sell, assign and transfer or otherwise dispose of goods, wares and merchandise and real and personal property of every class and description, and to generally engage in, do and perform any enterprise, act or vocation that a natural person might or could do or perform.

ARTICLE IV

The capital stock of the corporation shall consist of 10,000 shares of no par common stock, which shall constitute the total capitalization of the corporation with each share having an equal voting right.

ARTICLE V

The registry office of the corporation shall be located at Beech Bend Road, Bowling Green, Warren County, Kentucky, and its agent shall be David Garvin, whose address is the same as that of the corporation.

ARTICLE VI

The initial Board of Directors of the corporation shall consist of four Directors; and the directors who are to serve until the first annual meeting of the shareholders of the corporation, or until their successors are elected and qualified are:

David Garvin	Beech Bend Road, Route 16 Bowling Green, Kentucky 42101

Murray Coker	1614 Harmony Way Bowling Green, Kentucky 42101

William L. Johnson	1710A McIntosh Bowling Green, Kentucky 42101

Tad Donnelly	1375 Lyndell Drive Kissimmee, Florida 32741

The number of Directors thereafter shall be as the By-laws of the Corporation may, from time to time, provide.

ARTICLE VII

The name and the address of the incorporator is:

William L. Johnson	1710A McIntosh Bowling Green, Kentucky 42101

ARTICLE VIII

The private property of the stockholders shall not be liable for any debts, liabilities or obligations of the corporation.

IN TESTIMONY WHEREOF, witness the hand of the incorporator on this December 29, 1980.

/s/ William L. Johnson
William L. Johnson

STATE OF KENTUCKY	)
) SCT.
COUNTY OF WARREN	)

The foregoing instrument was acknowledged before me this 29th day of December, 1980, by William L. Johnson.

/s/ [ILLEGIBLE]
Notary Public, State of Kentucky at Large

My commission expires:	September 12, 1984

SEAL

PREPARED BY
NELL, ORR, AYERS AND MOORE, ATTORNEYS
1010 COLLEGE STREET
BOWLING GREEN, KENTUCKY
BY	/s/ [ILLEGIBLE]

CONSENT TO USE OF NAME

The undersigned corporation, Camping World, Inc., by execution of this Consent hereby evidences its agreement and approval for the use of name “Camping World of Kentucky, Inc.”

This December 24, 1980.

CAMPING WORLD, INC.
By	/s/ William L. Johnson
William L. Johnson

STATE OF KENTUCKY	)
	)	SCT.
COUNTY OF WARREN	)

The foregoing instrument was acknowledged before me this 29th day of December, 1980, by William L. Johnson.

/s/ [ILLEGIBLE]
Notary Public, State of Kentucky at Large

My commission expires: September 12, 1984

Commonwealth of Kentucky

OFFICE OF

SECRETARY OF STATE

FRANCES JONES MILLS	FRANKFORT,
Secretary	KENTUCKY

CERTIFICATE OF MERGER OF DOMESTIC CORPORATIONS INTO

1. FRANCES JONES MILLS, Secretary of State of the Commonwealth of Kentucky, do hereby certify that triplicate originals of Articles of Merger of

[ILLEGIBLE]

a domestic corporation, into [ILLEGIBLE] a domestic corporation, duly signed and verified pursuant to the Provisions of Kentucky Revised Statutes Chapter 271A have been received in this office and comply to said statutes.

Accordingly, as Secretary of State and by virtue of the authority vested in me by law, I do hereby issue this Certificate of Merger of

LEISURE SOLTA, INC.

INTO	CAMPING WORLD OF KENTUCKY, INC.

Witness my official signature and seal of office this 21ST day of DECEMBER, 1933, at Frankfort, Kentucky.

/s/ Frances Jones Mills
SECRETARY OF STATE

SECRETARY OF STATE	ASSISTANT SECRETARY OF STATE

ARTICLES OF MERGER OF

LEISURE SOUTH, INC. AND CAMPING WORLD OF KENTUCKY, INC.

Pursuant to the provisions of KRS 271A.355, the undersigned domestic corporations have adopted the following Articles of Merger for the purpose of merging Leisure south, Inc. into Camping World of Kentucky, Inc.:

1

The Plan and Agreement of Merger was approved by the Directors and Stockholders of the undersigned domestic corporations on December 13, 1983, in the manner prescribed by Statute; said Plan and Agreement being as follows:

PLAN AND AGREEMENT OF MERGER

THIS PLAN AND AGREEMENT OF MERGER, dated December 13, 1983, between Camping World of Kentucky, Inc., hereinafter sometimes called the surviving corporation, and Leisure South, Inc., hereinafter sometimes called the absorbed corporation,

RECITALS

A.            Camping World of Kentucky, Inc., is a corporation duly organized and existing under the laws of the State of Kentucky, with its principal and executive office located at Beech Bend Road in Bowling Green, Kentucky.

B.            Lesure South, Inc., is a corporation duly organized and existing under the laws of the State of Kentucky, with its principal and executive office located at Beech Bend Road in Bowling Green, Kentucky.

C.            The Boards of Directors of the constituent corporations deem it desirable and in the best interest of the corporations and their shareholders that leisure South, Inc., be merged into Camping World of Kentucky, Inc., in accordance with the provisions of Section 271A.355 of the Kentucky Revised Statutes and with the elect as prescribed by Section 271A.380 of said kentucky Revised Statutes.

SECTION ONE

MERGER

In consideration of the mutual covenants, and subject to the terms and conditions hereinafter set forth, the constituent corporations merge as follows:

Leisure South, Inc., shall merge with and into Camping World of Kentucky, Inc., which shall be the surviving corporation.

SECTION TWO

TERMS AND CONDITIONS

On the effective date of the merger, the separate existence of the absorbed corporation shall cease, and the surviving corporation shall succeed to all the rights, privileges, immunities, and [ILLEGIBLE], and all the property, real, personal, and mixed, of the absorbed corporation, without the necessity for any separate transfer. The surviving corporation shall thereafter be responsible and liable for all liabilities and obligations of the absorbed corporation, and neither the rights of creditors and any liens on the property of the absorbed corporation shall be impaired by the merger.

2

SECTION THREE

CONVERSION OF SHARES

The manner and basis of converting the shares of the absorbed corporation into shares of the surviving corporation [ILLEGIBLE] as follows:

(a)           Each share of the common stock of Leisure South, Inc., issued and outstanding on the effective date of the merger shall be converted into [ILLEGIBLE] (1/15th) shares of the common stock of Camping world of Kentucky, Inc., which shares of common stock of the surviving corporation shall [ILLEGIBLE] be issued and outstanding.

(b)           After the effective date of the merger, each holder of certificates on shares of common stock in the absorbed corporation shall [ILLEGIBLE] then to the surviving corporation or to its duly [ILLEGIBLE] in such manner as the surviving corporation shall [ILLEGIBLE].  On receipt of such share certificates, the surviving corporation shall issue and exchange therefor certification shares of common stock in the surviving corporation, representive the number of shares of such stock to which such [ILLEGIBLE] provided above.

(c)           Holders in [ILLEGIBLE] of common stock of the absorbed corporation shall not be entitled to dividends payable on shares of stock in the surviving corporation until certificates have been issued to such shareholders. Thereafter, each such shareholder shall be entitled to receive any dividends on shares of stock of the surviving corporation issuable to them hereunder

3

that may have been declared and paid between the effective date of the merger and the issuance to such [ILLEGIBLE] of the certificate to his shares in the surviving corporation.

SECTION FOUR

ARTICLES OF INCORPORATION

The articles of incorporation of the surviving corporation shall [ILLEGIBLE] articles of incorporation [ILLEGIBLE] with the effective date of the merger.

SECTION FIVE

BYLAWS

The bylaws of the surviving corporation shall continue to be the bylaws [ILLEGIBLE] with the effective date of the merger.

SECTION SIX

DIRECTORS AND OFFICERS

The directors and officers of the surviving corporation on the effective date of the merger shall continue as the directors and officers of the surviving corporation for the full unexpired [ILLEGIBLE] of the [ILLEGIBLE] and under their [ILLEGIBLE] have been [ILLEGIBLE].

SECTION SEVEN

[ILLEGIBLE] OF BUSINESS ACTIVITIES

[ILLEGIBLE] surviving corporations shall, prior to the effective date of the merger, [ILLEGIBLE] in any activity or transaction [ILLEGIBLE] that in the ordinary course of business and shall take [ILLEGIBLE] action necessary or appropriate under federal and [ILLEGIBLE] law [ILLEGIBLE] this merger.

4

SECTION EIGHT

APPROVAL OF SHAREHOLDERS

This agreement of merger has been submitted for the approval of the shareholders of the constituent corporations in the manner provided by applicable law and paid agreement and plan was unanimously approved by paid shareholders on December 13, 1983.

SECTION NINE

EFFECTIVE DATE

The effective date of this merger shall be December 15, 1983.

SECTION TEN

EXECUTION OF AGREEMENT

This agreement [ILLEGIBLE] may be executed in any number of counterparts, [ILLEGIBLE] shall constitute an original [ILLEGIBLE].

Execution of [ILLEGIBLE] the parties by their officers, and sealed with their corporate seals, respectively, pursuant to the authorization of their respective boards of directors on the date first above [ILLEGIBLE].

This December 13, 1983.

LEISURE SOUTH, INC.

	By	/s/ [ILLEGIBLE]
Martha Ann Deputy, President

ATTEST:

/s/ [ILLEGIBLE]
[ILLEGIBLE] Secretary-
Treasurer

5

CAMPING WORLD OF KENTUCKY, INC.

	By	/s/ David Garvin
David Garvin, President

ATTEST:

/s/ William L. Johnson
William L. Johnson, Secretary-
Treasurer

VERIFICATION

STATE OF KENTUCKY	)
) SCT.
COUNTY OF WARREN	)

I, [ILLEGIBLE], a notary public, do hereby certify that on this     day of                     , 19    , personally appeared before me David Garvin, who being by me first duly sworn, declared that he is the President of Camping World of Kentucky, Inc., that he signed the foregoing document as President of said corporation, and that the statements therein contained are true.

/s/ [ILLEGIBLE]
Notary Public, State of Kentucky
at Large

My commission expires:
My Commission Expires [ILLEGIBLE] 1985

6

VERIFICATION

STATE OF KENTUCKY	)
) SCT.
COUNTY OF WARREN	)

I, [ILLEGIBLE], a notary public, do hereby certify that on this     day of                     , 19    , personally appeared before me Martha Ann Deputy, who being by me first duly sworn, declared that she is the President of Leisure South, Inc., that she signed the foregoing document as President of said corporation, and that the statements therein contained are true.

/s/ [ILLEGIBLE]
Notary Public, State of Kentucky
at Large

My commission expires:
My Commission Expires [ILLEGIBLE] 1985

[ILLEGIBLE]
[ILLEGIBLE]
[ILLEGIBLE]
[ILLEGIBLE]

7

Commonwealth of Kentucky

OFFICE OF

SECRETARY OF STATE

DREXELL R. DAVIS Secretary	FRANKFORT, KENTUCKY

CERTIFICATE OF MERGER OF DOMESTIC CORPORATIONS

INTO

I, DREXELL R. DAVIS, Secretary of State of the Commonwealth of Kentucky, do hereby certify that triplicate originals of Articles of Merger of

CAMPING WORLD OF SOUTH CAROLINA, INC.,

a domestic corporation, into CAMPING WORLD OF KENTUCKY, INC., a domestic corporation, duly signed and verified pursuant to the provisions of Kentucky Revised Statutes Chapter 271A have been received in this office and comply to said statutes.

Accordingly, as Secretary of State and by virtue of the authority vested in me by law, I do hereby issue this Certificate of Merger of

CAMPING WORLD OF SOUTH CAROLINA, INC.

CAMPING WORLD OF KENTUCKY, INC.

INTO

Witness my official signature and seal of office this 1ST day of OCTOBER, 1984, 21 Frankfort, Kentucky.
/s/ Drexell R. Davis
SECRETARY OF STATE

ASSISTANT SECRETARY OF STATE
SECRETARY OF STATE

ORIGINAL [ILLEGIBLE]
ARTICLES OF MERGER	FILED
OF	[ILLEGIBLE]
CAMPING WORLD OF SOUTH CAROLINA, INC.	[ILLEGIBLE]
A KENTUCKY CORPORATION
INTO	OCT -1 1984
CAMPING WORLD OF KENTUCKY, INC
A KENTUCKY CORPORATION	[ILLEGIBLE]

Pursuant to KRS 27LA.355, the undersigned corporations adopt the following Articles of Merger:

FIRST:   The plan of merger as set forth in Exhibit A attached hereto and made a part hereof was approved by the shareholders of CAMPING WORLD OF SOUTH CAROLINA, INC., a Kentucky corporation, on the 18th day of August, 1984, in the manner prescribed by the Kentucky Revised Statutes, and was approved by the shareholders of CAMPING WORLD OF KENTUCKY, INC., a Kentucky corporation, on the 18th day of August, 1984, in the manner prescribed by the Kentucky Revises Statutes.

SECOND:   [ILLEGIBLE] to each participating corporation, the shareholders of which voted on such plan of merger, the number of shares outstanding and the number of shares entitled to vote on such plan, and the number of such shares voted for and against the plan as follows:

Name of Corporation	Number of Shares Outstanding	Number of Shares Entitled To Vote	Voted For	Voted Against
CAMPING WORLD OF SOUTH CAROLINA, INC.	100	100	100	-0-
CAMPING WORLD OF KENTUCKY, INC.	1,000	1,000	1,000	-0-

THIRD:   [ILLEGIBLE] the shares of any class were entitled to vote as a class, the designation and number of the outstanding shares of each such class, and the number of shares of each such class voted for and against the plan, are as follows:

Name of Corporation	Designation of Class	Number of Shares	Voted For	Voted Against
CAMPING WORLD OF SOUTH CAROLINA, INC.	Common	100	100	-0-
CAMPING WORLD OF KENTUCKY, INC.	Common	1,000	1,000	-0-

1

Dated the [ILLEGIBLE] day of September, 1984.

CAMPING WORLD OF KENTUCKY, INC.

BY	/s/ David Garvin
David Garvin, [ILLEGIBLE] President

AND	/s/ Frederick E. Doster
Frederick E. Doster,
Its Secretary

CAMPING WORLD OF SOUTH CAROLINA, INC.

BY	/s/ David Garvin
David Garvin, Its President

AND	/s/ Frederick E. Duster
Frederick E. Duster,
Its Secretary

STATE OF KENTUCKY	)
) SS
COUNTY OF WARREN	)

1, [ILLEGIBLE], a notary public, do hereby certify that on this 4th day of September, 1984. personally appeared before me David Garvin, who, being by me first duly sworn, declared that he is the President of CAMPING WORLD OF KENTUCKY, INC., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ [ILLEGIBLE]
NOTARY PUBLIC
Kentucky [ILLEGIBLE]
Commission Expiration - Sept [ILLEGIBLE]

(NOTARIAL SEAL)

2

STATE OF KENTUCKY	)
) SS
COUNTY OF WARREN	)

I, [ILLEGIBLE], a notary public, do hereby certify that on this 4th day of September, 1984, personally appeared before me David Garvin, who, being by me first duly sworn, declared that he is the President of CAMPING WORLD OF SOUTH CAROLINA, INC., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ [ILLEGIBLE]
NOTARY PUBLIC
Kentucky [ILLEGIBLE]
Commission Expiration Sept 12, 1984

(NOTARIAL SEAL)

PREPARED BY:	Ray B. Buckberry, Jr.
Bell, Orr, Ayers & Moore
1010 College Street
Bowling Green, Kentucky 42102

/s/ [ILLEGIBLE]
(Signature of Counsel)

EXHIBIT A

PLAN OF MERGER

* * * * *

FIRST: CAMPING WORLD OF KENTUCKY, INC., a corporation organized under the laws of the State of Kentucky, shall merge with and into itself and assume the liabilities and obligations of CAMPING WORLD OF SOUTH CAROLINA, INC., corporation organized under the laws of the State Kentucky. The name of the surviving corporation is CAMPING WORLD OF KENTUCKY, INC.

SECOND: Since all of the issued and outstanding shares of CAMPING WORLD OF KENTUCKY, INC., the surviving corporation, and all of the issued and outstanding shares of CAMPING WORLD OF SOUTH CAROLINA, INC., the merging corporation, are owned by CAMPING WORLD, INC., a Delaware corporation, on the effective date of the merger all of the issued and outstanding shares of CAMPING WORLD OF SOUTH CAROLINA, INC., the merging corporation, shall be cancelled and no shares of the surviving corporation shall be issued in exchange therefor.

THIRD: The Articles of Incorporation of CAMPING WORLD OF KENTUCKY, INC. shall be the Articles of Incorporation of the corporation surviving the merger. No changes or amendments shall be made to the Articles of Incorporation because of the merger.

FOURTH: The By-laws of CAMPING WORLD OF KENTUCKY, INC. shall be the by-laws of the corporation surviving the merger.

FIFTH: The directors and officers of CAMPING WORLD OF KENTUCKY, INC. shall be the directors and officers of the corporation surviving the merger and shall serve until their successors are selected.

SIXTH: The officers of each corporation party to the merger shall be and hereby are authorized to do all acts and things necessary and proper to effect the merger.

SEVENTH: The merger shall be effective on October 1, 1984, FOR ACCOUNTING PURPOSES ONLY.

Commonwealth of kentucky

OFFICE OF

SECRETARY OF STATE

DREXELL R. DAVIS Secretary	FRANKFORT, KENTUCKY

CERTIFICATE OF MERGER OF DOMESTIC

AND FOREIGN CORPORATIONS

I, DREXELL R. DAVIS, Secretary of State of the Commonwealth of Kentucky, do hereby certify that triplicate originals of Articles of Merger of

CAMPING WORLD OF CALIFORNIA, INC.

NATIONAL TRAILER SUPPLY COMPANY, INC.

CAMPING WORLD OF TEXAS, INC.

a FOREIGN (NOT QUAL.) corporation, into CAMPING WORLD OF KENTUCKY, INC. a DOMESTIC corporation, duly signed and verified pursuant to the provisions of Kentucky Revised Statutes Chapter 271A have been received in this office and comply to said statutes.

Accordingly, as Secretary of State and by virtue of the authority vested in me by law, I do hereby issue this Certificate of Merger of CAMPING WORLD OF CALIFORNIA, INC. NATIONAL TRAILER SUPPLY COMPANY, INC. & CAMPING WORLD OF TEXAS, INC. (NOT QUAL.) into CAMPING WORLD OF KENTUCKY, INC.

Witness my official signature and seal of office this 1ST day of OCTOBER, 1984, at Frankfort, Kentucky.

/s/ Drexell R. Davis
SECRETARY OF STATE

ASSISTANT SECRETARY OF STATE
SECRETARY OF STATE

ORIGINAL COPY
FILED
SECRETARY OF STATE OF KENTUCKY
FRANKFORT, KENTUCKY

(MERGER OF DOMESTIC AND FOREIGN CORPORATIONS
DOMESTIC CORPORATION, SURVIVING CORPORATION)	[ILLEGIBLE]

ARTICLES OF MERGER
OF
CAMPING WORLD OF CALIFORNIA, INC.

a California corporation

AND

NATIONAL TRAILER SUPPLY COMPANY, INC.

a Florida corporation

AND

CAMPING WORLD OF TEXAS, INC.

a Texas corporation

INTO

CAMPING WORLD OF KENTUCKY, INC.

a Kentucky corporation

Pursuant to KRS 271A.385, the undersigned domestic and foreign corporations adopt the following Articles of Merger:

FIRST: The names of the undersigned corporations and the States under the laws of which they are respectively organized are as follows:

Name of Corporation	State
CAMPING WORLD OF CALIFORNIA, INC.	California
NATIONAL TRAILER SUPPLY COMPANY, INC.	Florida
CAMPING WORLD OF TEXAS, INC.	Texas
CAMPING WORLD OF KENTUCKY, INC.	Kentucky

SECOND: The laws of the States of California, Florida and Texas, under which the foreign corporations are organized permit such merger.

THIRD: The name of the surviving corpotation is CAMPING WORLD OF KENTUCKY, INC., [ILLEGIBLE] corporation is to be governed by the laws of the state of Kentucky.

FOURTH: The plan of merger as set forth in Exhibit A attached hereto and made a part hereof was approved by the shareholders of the undersigned domestic corporation on the 18th day of August, 1984, in the manner prescribed by the Kentucky Revised Statutes, and was approved by the undersigned foreign corpotations on the 18th day of August, 1984, in the manner prescribed by the laws of the State under which it is organized.

1

[ILLEGIBLE] the number of such shares voted for and against the plan are as follows:

NAME OF CORPORATION	NUMBER OF SHARES OUTSTANDING	NUMBER OF SHARES ENTITLED TO VOTE	VOTED FOR	VOTED AGAINST

CAMPING WORLD OF CALIFORNIA, INC.	2,000	2,000	2,000	-0-

NATIONAL TRAILER SUPPLY COMPANY, INC.	7,500	7,500	7,500	-0-

CAMPING WORLD OF TEXAS, INC.	10,000	10,000	10,000	-0-

CAMPING WORLD OF KENTUCKY, INC.	1,000	1,000	1,000	-0-

SIXTH:      If the shares of any class were entitled to vote as a class, the designation and number of the outstanding shares of each such class, and the number of shares of each such class voted for and against the plan, are as follows:

NAME OF CORPORATION	DESIGNATION OF CLASS	NUMBER OF SHARES	VOTED FOR	VOTED AGAINST

CAMPING, WORLD OF CALIFORNIA, INC.	Common	2,000	2,000	-0-

NATIONAL TRAILER SUPPLY COMPANY, INC.	Common	7,500	7,500	-0-

CAMPING WORLD OF TEXAS, INC.	Common	10,000	10,000	-0-

CAMPING WORLD OF KENTUCKY, INC.	Common	1,000	1,000	-0-

Dated this [ILLEGIBLE] day of September, 1984.

CAMPING WORLD OF KENTUCKY, INC.

BY	/s/ David Garvin
David Garvin, Its President

AND	/s/ Frederick E. Doster
Frederick E. Doster,
Its Secretary

2

CAMPING WORLD OF CALIFORNIA, INC.

BY	/s/ David Garvin
David Garvin, Its President

AND	/s/ Frederick E. Doster
Frederick E. Doster,
Its Secretary

NATIONAL TRAILER SUPPLY COMPANY, INC.

BY	/s/ David Garvin
David Garvin, Its President

AND	/s/ Frederick E. Doster
Frederick E. Doster,
Its Secretary

CAMPING WORLD OF TEXAS, INC.

BY	/s/ David Garvin
David Garvin, Its President

AND	/s/ Frederick E. Doster
Frederick E. Doster,
Its Secretary

3

STATE OF KENTUCKY	)
	)	SS
COUNTY OF WARREN	)

I, [ILLEGIBLE], a notary public, do hereby certify that on this 4th day of September, 1984, personally appeared before [ILLEGIBLE] David Garvin, who, being by me first duly sworn, declared that he is the President of CAMPING WORLD OF KENTUCKY, INC., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ [ILLEGIBLE]
NOTARY PUBLIC
Kentucky at [ILLEGIBLE]
Commission Expiration - Sept 12, 1984

(NOTARIAL SEAL)

STATE OF KENTUCKY	)
	)	SS
COUNTY OF WARREN	)

I, [ILLEGIBLE], a notary public, do hereby certify that on this 4th day of September, 1984, personally appeared before [ILLEGIBLE] David Garvin, who, being by me first duly sworn, declared that he is the President of CAMPING WORLD OF CALIFORNIA, INC., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ [ILLEGIBLE]
NOTARY PUBLIC
Kentucky at [ILLEGIBLE]
Commission Expiration - Sept 12, 1984

(NOTARIAL SEAL)

STATE OF KENTUCKY	)
	)	SS
COUNTY OF WARREN	)

I, [ILLEGIBLE], a notary public, do hereby certify that on this 4th day of September, 1984, personally appeared before [ILLEGIBLE] David Garvin, who, being by me first duly sworn, declared that he is the President of NATIONAL TRAILER SUPPLY COMPANY, INC., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ [ILLEGIBLE]
NOTARY PUBLIC
Kentucky at [ILLEGIBLE]
Commission Expiration - Sept 12, 1984

(NOTARIAL SEAL)

STATE OF KENTUCKY	)
	)	SS
COUNTY OF WARREN	)

I, [ILLEGIBLE], a notary public, do hereby certify that on this 4th day of September, 1984, personally appeared before [ILLEGIBLE] David Garvin, who, being by me first duly sworn, declared that he is the President of CAMPING WORLD OF TEXAS, INC., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ [ILLEGIBLE]
NOTARY PUBLIC
Kentucky at [ILLEGIBLE]
Commission Expiration - Sept 12, 1984

(NOTARIAL SEAL)

This document was prepared by Ray B. Buckberry, Jr., Bell, Orr, Ayers & Moore. [ILLEGIBLE] College Street, Bowling Green, Kentucky 42102.

/s/ [ILLEGIBLE]
(Signature of Counsel)

EXHIBIT A

PLAN OF MERGER

* * * * *

FIRST:            CAMPING WORLD OF KENTUCKY, INC., a corporation organized under the laws of the State of Kentucky, shall merge with and into itself and assume the liabilities and obligations of CAMPING WORLD OF CALIFORNIA, INC., NATIONAL TRAILER SUPPLY COMPANY, INC. and CAMPING WORLD OF TEXAS, INC., corporations organized under the laws of the States of California, Florida and Texas. The name of the surviving corporation is CAMPING WORLD OF KENTUCKY, INC.

SECOND:       Since all of the issued and outstanding shares of CAMPING WORLD OF KENTUCKY, INC., the surviving corporation, and all of the issued and outstanding shares of CAMPING WORLD OF CALIFORNIA, INC., NATIONAL TRAILER SUPPLY COMPANY, INC. and CAMPING WORLD OF TEXAS, INC., the merging corporations, are owned by CAMPING WORLD, INC., a Delaware corporation, on the effective date of the merger all of the issued and outstanding shares of CAMPING WORLD OF CALIFORNIA, INC., NATIONAL TRAILER SUPPLY COMPANY, INC. and CAMPING WORLD OF TEXAS, INC., che merging corporations, shall be cancelled and no shares of the surviving corporation shall be issued in exchange therefor.

THIRD:          The Articles of Incorporation of CAMPING WORLD OF KENTUCKY, INC. shall be the Articles of Incorporation of the corporation surviving the merger. No [ILLEGIBLE] on amendments shall be made to the Articles of Incorporation because of the merger.

FOURTH:      The by-laws of CAMPING WORLD OF KENTUCKY, INC. shall be the by-laws of the corporation surviving the merger.

FIFTH:           The directors and officers of CAMPING WORLD OF KENTUCKY, INC. shall be the directors and officers of the corporation surviving the merger and shall serve until their successors are selected.

SIXTH:           The [ILLEGIBLE] of each corporation party to the merger shall be and hereby an authorized to do all acts and things necessary and proper to effect the merger.

SEVENTH:     The merger shall be effective on October 1, 1984, FOR ACCOUNTING PUROPSES ONLY.

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If the status of the corporation is “Surrender”, the agent for service of process is automatically revoked. Please refer to California Corporations Code Section 2114 for information relating to service upon corporations that have surrendered.

Privacy Statement

SECRETARY OF STATE’S ANNUAL VERIFICATION REPORT

Due June 30 - (Corporation need File by this date is avoid [ILLEGIBLE] standing states)

RECORD #: [ILLEGIBLE]	DUE: June 30, 1990		FILING FEE: 15.00

		An additional $10 or $5 is required [ILLEGIBLE] you correct the information listed in block [ILLEGIBLE] below. See*
(1)	EXACT CORPORATE NAME AND PRINCIPAL OFFICE ADDRESS:

	CAMPING WORLD, INC.	(3)	STATE OF INCORPORATION:
	650 THREE SPRINGS RD.		KENTUCKY
	P.O. BOX 90018
	BOWLING GREEN, KY. 42102-9018

(2)	CORRECTED PRINCIPAL OFFICE ADDRESS:	(4)	DATE OF INCORPORATION OR CERTIFICATE OF AUTHORITY:
	650 THREE SPRINGS ROAD
	P.O. BOX 90018		12-31-80
	BOWLING GREEN KY. 42104 9018

(5)	REGISTERED AGENT AND REGISTERED ADDRESS:	(6)	CORRECTED AGENT OR AGENT’S ADDRESS:
	DAVID GARVIN		WILLIAM L. JOHNSON
	BEECH BEND RD.		650 THREE SPRINGS ROAD
	BOWLING GREEN, KY. 42101		P.O. BOX 90018
BOWLING GREEN, KY. 42104-9018

AGENT MUST VERIFY ACCEPTANCE OF NEW APPOINTMENT BY SIGNATURE [ILLEGIBLE] [Stock corporation add $10 If changing block [ILLEGIBLE]. Non-stock corporations add $5 if changing block [ILLEGIBLE]. ANY CHANGE MADE TO THE AGENT OR AGENT’S ADDRESS AFTER THE ANNUAL REPORT FILING MUST BE MADE ON FORMS OBTAINED FROM THIS OFFICE.

I VERIFY THAT THE [ILLEGIBLE] SECRETARY OF STATE ARE TRUE AND CORRECT AND I AM AUTHORIZED TO SIGN THE REPORT ALL [ILLEGIBLE]

AUTHORIZED SIGNATURE	/s/ [ILLEGIBLE]	TITLE	Controller	PHONE	(502) 781-2718

I [ILLEGIBLE] to [ILLEGIBLE]. Corporation’s registered office is identical to my business address, [ILLEGIBLE]by appointed agents, I please sign below.

AGENT’S SIGNATURE	/s/ William L. Johnson

CAUTION READ CAREFULLY – Make check payable to Kentucky, [ILLEGIBLE] Treasurer – Mail both annual report form and check to BREMER E. HALER. SECRETARY OF STATE, P.O. BOX 1150, FRANKFORT, KY. [ILLEGIBLE].

PLEASE TYPE OR PRINT [The annual report will must be accepted [ILLEGIBLE] filing [ILLEGIBLE]. [ILLEGIBLE] offers. The lines below have been provided for this information. [ILLEGIBLE].please attach a continuation sheet.

CONTINUATION SHEET ATTACHED

[ILLEGIBLE]

[ILLEGIBLE]

AUTHORIZED SIGNATURE

CAMPING WORLD, INC.

DIRECTORS AND OFFICERS

NAME AND OFFICE	BUSINESS CITY AND STATE

David Garvin, Director	Bowling Green, KY

Roderick Selkirk, Director	Boston, MA

Jerry Horn, Director	Pittsburgh, PA

Thomas A. Donnelly, Director/President	Bowling Green, KY

William Johnson, Director/Executive Vice President	Bowling Green, KY

Murray Coker, Vice President/Marketing	Bowling Green, KY

Steve Snodgrass, Vice President Distribution	Bowling Green, KY

[ILLEGIBLE], Vice President/West Coast Operations	Bowling Green, KY

Rick Matar, Vice President/East Coast Operations	Bowling Green, KY

Dean Ewing, Controller	Bowling Green, KY

Wayne Sigler, Director/MIS	Bowling Green, KY

Richard Ferguson, Director/Purchasing	Bowling Green, KY

Ron Chance, Director/Human Resources	Bowling Green, KY

Thomas Walker, Director/Construction	Bowling Green, KY

6/20/90

VRT: km

SEAL

Commonwealth of Kentucky

OFFICE OF
SECRETARY OF STATE

DREXELL R. DAVIS Secretary	FRANKFORT, KENTUCKY

CERTIFICATE OF AMENDMENT
TO ARTICLES OF INCORPORATION

I, DREXELL R. DAVIS, Secretary of State of the Commonwealth of Kentucky, do hereby certify that Amended Articles of Incorporation of

CAMPING WORLD OF KENTUCKY, INC.

amended pursuant to Kentucky Revised Statutes, 271A [ILLEGIBLE] duly signed and verified or acknowledged according to law, have been filed in my office by said corporation, and that all taxes, fees and charges payable upon the filing of said Articles of Amendment have been paid.

Given under my hand and seal of Office as Secretary of State, at Frankfort, Kentucky, this 30TH day of DECEMBER, 1986.

/s/ Drexell R. Davis
SECRETARY OF STATE

SECRETARY OF STATE	ASSISTANT SECRETARY OF STATE

ORIGINAL COPY
FILED
SECRETARY OF STATE OF KENTUCKY
[ILLEGIBLE]
DEC 30 1986

ARTICLES OF AMENDMENT

CAMPING WORLD OF KENTUCKY, INC.
A Kentucky Corporation

These Articles of Amendment of Camping World of Kentucky, Inc., made and entered into pursuant to the provisions of KRS Chapter 271A, amending its Articles of Incorporation as follows:

I

Article IV of the Articles of Incorporation is amended to read as follows:

The total number of shares of stock authorized to be issued and the authorized class thereof shall be 500,000 shares of common stock at no par value. The voting power of such stock shall be one vote per share.

II

All remaining provisions of the Articles of Incorporation, including all amendments thereto, previously filed herein, which are not in conflict herewith shall remain in full force and effect.

This the 24th day of December, 1986.

			BY:	/s/ [ILLEGIBLE]

ATTEST:

BY:	/s/ [ILLEGIBLE]

COMMONWEALTH OF KENTUCKY	)
	)	SS
COUNTY OF WARREN	)

The foregoing instrument was acknowledged before me this 24th day of December, 1986, by Thomas A. Donnelly and Dean G. Ewing, to me personally known, are the President and Secretary of Camping World of Kentucky, Inc. & corporation, and that said instrument was signed on behalf of said corporation by proper authority, and the instrument was the act of the corporation for the purposes stated above.

/s/ [ILLEGIBLE]
Notary Public
My Commission Expires: 1-28-87

This Instrument prepared by

Reynolds, Catron Johnston & Hinton, Attorneys

310 E, 11th Street P.O. Box 4000

Bowling Green, Kentucky 42102-4000

By	/s/ [ILLEGIBLE]

Commonwealth of Kentucky

OFFICE OF
SECRETARY OF STATE

DREXELL R. DAVIS Secretary	FRANKFORT, KENTUCKY

CERTIFICATE OF MERGER OF DOMESTIC

AND FOREIGN CORPORATIONS

I, DREXELL R. DAVIS, Secretary of State of the Commonwealth of Kentucky, do hereby certify that triplicate originals of Articles of Merger of CAMPING WORLD, INC. (HOT QUAL.), NATIONAL SUPPLY COMPANY, INC. (QUAL.) AND EARLY’S HONEY STAND INC. (NOT QUAL.)

a     DOMESTIC & FOREIGN corporation, into CAMPING WORLD OF KENTUCKY, INC. a DOMESTIC corporation, duly signed and verified pursuant to the provisions of Kentucky Revised Statutes Chapter 271A have been received in this office and comply to said statutes.

Accordingly, as Secretary of State and by virtue of the authority vested in me by law, I do hereby issue this Certificate of Merger of SAME AS ABOVE

We CAMPING WORLD OF KENTUCKY, INC.

SECRETARY OF STATE

Witness my official signature and seal of office this 31ST day of DECEMBER, [ILLEGIBLE], at Frankfort, Kentucky.

/s/ Drexell R. Davis
SECRETARY OF STATE

ASSISTANT SECRETARY OF STATE

ORIGINAL COPY
(MERGER OF DOMESTIC AND FOREIGN CORPORATIONS	FILED
DOMESTIC CORPORATION, SURVIVING CORPORATION)	SECRETARY OF STATE OF KENTUCKY
ARTICLES OF MERGER	[ILLEGIBLE]
DEC 31 1986
[ILLEGIBLE]

OF

CAMPING WORLD, INC.
A Delaware Corporation

AND

NATIONAL SUPPLY COMPANY, INC.

A South Carolina Corporation

AND

EARLY’S HONEY STAND, INC.

A Tennessee Corporation

INTO

CAMPING WORLD OF KENTUCKY, INC.

A Kentucky Corporation

Pursuant to KRS Chapter 271A, the undersigned domestic and foreign corporations adopt the following Articles of Merger:

FIRST: The names of the undersigned corporations and the States under the laws of which they are respectively organized are as follows:

Name of Corporation	State

CAMPING WORLD, INC.	Deleware

NATIONAL SUPPLY COMPANY, INC.	South Carolina

EARLY’S HONEY STAND, INC.	Tennessee

CAMPING WORLD OF KENTUCKY, INC.	Kentucky

1

SECOND: The laws of the States of Delaware, South Carolina and Tennessee, under which the foreign corporations are organized permit such merger.

THIRD: The name of the Surviving Corporation is CAMPING WORLD OF KENTUCKY, INC., and such corporation is to be governed by the laws of the Commonwealth of Kentucky.

FOURTH: The Plan of Merger as set forth in Exhibit “A” attached hereto and made a part hereof was approved by the shareholders of the undersigned domestic corporation on the 23rd day of December, 1986, in the manner prescribed by the Kentucky Revised Statutes, and was approved by the undersigned foreign corporations on the 23rd day of December, 1986, in the manner prescribed by the laws of the State under which each is organized.

FIFTH: As to each participating corporation, the number of shares outstanding and the number of shares entitled to vote on such plan, and the number of such shares voted for and against the plan are as follows:

2

Name of Corporation	Number of Shares Outstanding	Entitled to Vote as a Class	Voted For	Voted Against

Camping World, Inc.	483,930	483,930	483,930	483,930

National Supply company, Inc.	1,000	1,000	1,000	1,000

Early’s Honey Stand, Inc.	1,000	1,000	1,000	1,000

Camping World of Kentucky, Inc.	1,000	1,000	1,000	1,000

SIXTH: If the shares of any class were entitled to vote as a class, the designation and number of the outstanding shares of each such class, and the number of shares of each such class voted for and against the plan, are as follows:

	Designation	Number	Number of Shares Voted
Name of Corporation	of Class	of Shares	FOR	AGAINST

Camping World, Inc.	Common	483,930	483,930	0

National Supply Company, Inc.	Common	1,000	1,000	0

Early’s Honey Stand, Inc.	Common	1,000	1,000	0

Camping World of Kentucky, Inc.	Common	1,000	1,000	0

3

This the 23rd day of December, 1986.

			BY:	/s/ [ILLEGIBLE]

ATTEST:

BY:	/s/ [ILLEGIBLE]

COMMONWEALTH OF KENTUCKY	)
	)	SS
COUNTY OF WARREN	)

The foregoing instrument was acknowledged before me this 23rd day of December, 1986, by Thomas A. Donnally and Denn S. Ewing, to me parsonally known, are the President and Secretary of Camping World, Inc., a corporation, and that said instrument was signed on behalf of said corporation by proper authority, and the instrument was the act of the coporation for the purposes stated above.

/s/ Stephen B. Catron
Notary Public
My Commission Expires:	1-28-87

This the 23rd day of December, 1986.

			BY:	/s/ [ILLEGIBLE]

ATTEST:

BY:	/s/ [ILLEGIBLE]

COMMONWEALTH OF KENTUCKY	)
	)	SS
COUNTY OF WARREN	)

The foregoing instrument was acknowledged before me this 23rd day of December, 1986, by Mussay Cokes and [ILLEGIBLE], to me parsonally known, are the President and Secretary of National Supply [ILLEGIBLE], Inc., a corporation, and that said instrument was signed on behalf of said corporation by proper authority, and the instrument was the act of the corporation for the purposes stated above.

/s/ [ILLEGIBLE]
Notary Public
My Commission Expires:	6-11-88

This the 23rd day of December, 1986.

			BY:	/s/ [ILLEGIBLE]

ATTEST:

BY:	/s/ Denn S. Ewing

COMMONWEALTH OF KENTUCKY	)
	)	SS
COUNTY OF WARREN	)

The foregoing instrument was acknowledged before me this 23rd day of December, 1986, by David B. Garvin and Denn S. Ewing, to me personally know, are the President and Secretary of [ILLEGIBLE], a corporation, and that said instrument was signed on behalf of said corporation by proper authority, and the instrument was the act of the corporation for the purposes stated above.

/s/ Stephen B. Catron
Notary Public
My Commission Expires:	1-28-87

This the 23rd day of December, 1986.

			BY:	/s/ [ILLEGIBLE]

ATTEST:

BY:	/s/ Denn S. Ewing

COMMONWEALTH OF KENTUCKY	)
	)	SS
COUNTY OF WARREN	)

The foregoing instrument was acknowledged before me this 23rd day of December, 1986, by [ILLEGIBLE] and [ILLEGIBLE], to me personally know, are the President and Secretary of [ILLEGIBLE], a corporation, and that said instrument was signed on behalf of said corporation by proper authority, and the instrument was the act of the corporation for the purposes stated above.

/s/ [ILLEGIBLE]
Notary Public
My Commission Expires:	6-11-88

This Instrument prepared by

Reynolds, Catron Johnston & Hinton, Attorneys

310 E, 11th Street P.O. Box 4000

Bowling Green, Kentucky 42102-4000

By	/s/ [ILLEGIBLE]

AGREEMENT AND PLAN OF MERGER

* * * * * *

EARLY’S HONEY STAND, INC.
A Tennessee Corporation

and

NATIONAL SUPPLY COMPANY, INC.
A South Carolina Corporation

and

CAMPING WORLD, INC.
A Delaware Corporation

INTO

CAMPING WORLD OF KENTUCKY, INC.

A Kentucky Corporation

This Agreement and Plan of Merger entered into this the 23rd day of December, 1986, by and between Early’s Honey Stand, Inc., duly organized and existing under the laws of the State of Tennessee; National Supply Company, Inc., duly organized and existing under the laws of the State of South Carolina; Camping World, Inc., duly organized and existing under the laws of the State of Delaware, parties of the first part (sometimes hereinafter collectively referred to as “Constituent Corporations”) and Camping World of Kentucky, Inc., duly organized and existing under the laws of the Commonwealth of kentucky, party of the second part (sometimes hereinafter referred to as “Surviving Corporation”).

[ILLEGIBLE]

1

W I T N E S S E T H

WHEREAS, Each of the said corporations, the parties hereto, in consideration of the mutual agreements of each corporation as set forth herein, do deem it advisable and generally to the welfare of said corporations and their respective stockholders, that Early’s Honey Stand, Inc.; National Supply Company, Inc.; and Camping World, Inc., shall be merged into Camping World of Kentucky, Inc.; Surviving Corporation.

NOW, THEREFORE, the corporations, parties to this agreement, by and between their respective Board of Directors in consideration of the mutual covenants, agreements and provisions hereinafter contained, have agreed and do hereby agree with each other that Early’s Honey Stand, Inc.; Notional Supply Company, Inc.; and Camping World, Inc. shall be merged into Camping World of Kentucky, Inc., pursuant to the laws of the respective states wherein such corporations are incorporated, and do hereby agree upon and prescribe the terms and conditions of said Agreement and Plan of Merger and of carrying the same into effect as follows:

1.     Early’s Honey Stand, Inc., National Supply Company, Inc., and Camping World, Inc., shall be and hereby are merged into said Camping World of Kentucky, Inc., which shall be the surviving corporation, hereafter referred to as “the Surviving Corporation” which shall be governed by the laws of the Commonwealth of Kentucky.

2

2.     The Articles of Incorporation of Camping World of Kentucky, Inc., shall be amended to increase the total number of authorized shares of common stock from 10,000 to 500,000; no other changes in the Articles of Incorporation of the Surviving Corporation shall be effected by this merger.

3.     The capital stock of Early’s Honey Stand, Inc., and National Supply Company, Inc., are wholly owned by Camping World, Inc., as of the date of this agreement and shall be so owned as of the effective date of this merger; the capital stock of Early’s Honey Stand Inc. and National Supply Company, Inc. shall be canceled upon the effective date of the merger.

Each share of the 483,930 shares of common stock of Camping World, Inc., on the effective date of the merger shall be converted into one share of common stock of the 500,000 authorized shares of common stock of Camping World of Kentucky, Inc.

After the effective date of the merger, each holder of certificate for shares of common stock in Camping World, Inc., shall surrender them to the Surviving Corporation or its duly authorized agent. On receipt of such share certificates, the Surviving Corporation shall issue and exchange therefore certificates of common stock in the Surviving Corporation, representing the number of shares of common stock to which such holder is entitled as provided above.

3

4.     The terms and conditions of the merger provided for herein are as follows:

a.)      Until altored, amended or repealed, as herein provided, the bylaws of Camping World of Kentucky, Inc., as in effect at the date of the execution of this Agreement and Plan of Merger, shall be the bylaws of the Surviving Corporation.

b.)      The first Board of Directors of the Surviving Corporation after the date when the merger provided for herein shall become effective, shall be the Directors of Camping World of Kentucky, Inc., in office at the date when this Agreement and Plan of Merger becomes effective.

c.)      The officers of the Surviving Corporation after the date when the merger provided for herein shall become effective shall be the officers of Camping World of Kentucky, Inc., in office at the date when this Agreement and Plan of Merger becomes effective.

d.)      The Surviving Corporation shall pay all expenses of carrying this Agreement of Merger into effect and accomplishing this merger.

e.)      The Surviving Corporation shall assume the liabilities and obligations of Early’s Honey Stand, Inc., a Tennessee corporation; National Supply Company, Inc., a South Carolina corporation; and Camping World. Inc., a Delaware corporation.

f.)       Camping World of Kentucky, Inc., the Surviving Corporation, may be served with process in the State of Delaware, in any proceeding for the enforcement of any obligation of

4

Camping World, Inc., a Delaware Corporation, as well as for enforcement for any obligation of Camping World of Kentucky, Inc., arising from this merger including any suit or other proceeding to enforce the right of any stockholder as determined in appraisal proceedings pursuant to the laws of Delaware, and further, Camping World of Kentucky, Inc., irrevocably appoints the Secretary of State of Delaware as its agent to accept service of process in any such suit or other proceedings. In addition, Camping World of Kentucky, Inc., may be served with process. In the State of Tennessee, in any proceeding for the enforcement of any obligation of Early’s Honey Stand, Inc., a Tennessee Corporation, and in any proceeding for the enforcement of the rights of a dissenting shareholder of Early’s Honey Stand, Inc., against Camping World of Kentucky, Inc., and Camping World of Kentucky, Inc., irrevocably appoints the Secretary of State of Tennessee as its agent to accept service of process in any such proceeding and further, Camping World of Kentucky, Inc., will promptly pay to the dissenting shareholders of Early’s Honey Stand, Inc., the amount, if any, to which they shall be entitled under the provisions of Sections 48-1-909 through 48-1-919 of the Tennessee General Corporation Act, with respect to the rights of dissenting shareholders. In addition, Camping World of Kentucky, Inc., may be served with process in the State of South Carolina, in any proceeding for the enforcement of any obligation of National Supply Company, Inc., a South Carolina Corporation, and in any proceeding for the enforcement of the rights of a dissenting shareholder of National Supply Company, Inc., against

5

Camping World of Kentucky, Inc., and Camping World of Kentucky, Inc., irrevocably appoints the Secretary of State of South Carolina as its agent to accept service of process in any such proceeding.

The address to which a copy of such process shall be mailed by the Secretary of State of Tennessee, South Carolina and/or Delaware in Route 16, Beech Bend Road, Bowling Green, Kentucky 42101, until the Surviving Corporation designates in writing to the said Tennessee Secretary of State, South Carolina Secretary of State and Delaware Secretary of State a different address for such purpose.

9.     The necessary articles of merger or certificate of merger to consummate this Agreement and Plan of Merger shall be filed with the respective Secretary of States and in addition, in the case of Delaware, a Certificate of Merger pursuant to Section 252 and executed in accordance with Section 103 of the General Corporation Law of the State of Delaware may be recorded in the office of the Recorder of Newcastle County, City of Wilmington, State of Delaware in which the registered office of Camping World, Inc., being the Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 is located, and upon the filing of said Certificate of Merger and Article of Merger, this Agreement and Plan of Merger shall become effective.

10.   This Agreement shall be enterpreted by and construed in accordance with the laws of the Commonwealth of Kentucky.

11.   If any provision of this Agreement shall be deemed unenforceable, then all remaining provisions hereof shall remain in full force and effect.

6

This the 23rd day of December, 1986.

			BY:	/s/ [ILLEGIBLE]

ATTEST:

BY:	/s/ [ILLEGIBLE]

COMMONWEALTH OF KENTUCKY	)
	)	SS
COUNTY OF WARREN	)

The foregoing instrument was acknowledged before me this 23rd day of December, 1986, by [ILLEGIBLE] and [ILLEGIBLE], to me personally known, are the President and Secretary of [ILLEGIBLE], a corporation, and that said instrument was signed on behalf of said corporation by proper authority, and the instrument was the act of the corporation for the purposes stated above.

/s/ [ILLEGIBLE]
Notary Public
My Commission Expires: 6-11-88

This the 23rd day of December, 1986.

			BY:	/s/ [ILLEGIBLE]

ATTEST:

BY:	/s/ [ILLEGIBLE]

COMMONWEALTH OF KENTUCKY	)
	)	SS
COUNTY OF WARREN	)

The foregoing instrument was acknowledged before me this 23rd day of December, 1986, by [ILLEGIBLE] and [ILLEGIBLE], to me personally known, are the President and Secretary of [ILLEGIBLE], a corporation, and that said instrument was signed on behalf of said corporation by proper authority, and the instrument was the act of the corporation for the purposes stated above.

/s/ [ILLEGIBLE]
Notary Public
My Commission Expires: 6-11-88

This the 23rd day of December, 1986.

			BY:	/s/ [ILLEGIBLE]

ATTEST:

BY:	/s/ [ILLEGIBLE]

COMMONWEALTH OF KENTUCKY	)
	)	SS
COUNTY OF WARREN	)

The foregoing instrument was acknowledged before me this 23rd day of December, 1986, by [ILLEGIBLE] and [ILLEGIBLE], to me personally known, are the President and Secretary of [ILLEGIBLE], a corporation, and that said instrument was signed on behalf of said corporation by proper authority, and the instrument was the act of the corporation for the purposes stated above.

/s/ [ILLEGIBLE]
Notary Public
My Commission Expires: 6-11-88

This the 23rd day of December, 1986.

			BY:	/s/ [ILLEGIBLE]

ATTEST:

BY:	/s/ [ILLEGIBLE]

COMMONWEALTH OF KENTUCKY	)
	)	SS
COUNTY OF WARREN	)

The foregoing instrument was acknowledged before me this 23rd day of December, 1986, by [ILLEGIBLE] and [ILLEGIBLE], to me personally known, are the President and Secretary of [ILLEGIBLE], a corporation, and that said instrument was signed on behalf of said corporation by proper authority, and the instrument was the act of the corporation for the purposes stated above.

/s/ [ILLEGIBLE]
Notary Public
My Commission Expires: 6-11-88

Commonwealth of Kentucky

Office of
Secretary of state

Drexell r. davis Secretary	frankfort, kentucky

Certificate of amendment

To articles of incorporation

I, drexell r. davis, Secretary of State of the Commonwealth of Kentucky, do hereby certify that Amended Articles of Incorporation of

CAMPING WORLD OF KENTUCKY, INC.

CHANGING NAME TO CAMPING WORLD, INC.

amended pursuant in Kentucky Revised Statutes, 271A, duly signed and verified or acknowledged according to law, have been filed in my office by said corporation, and that all taxes, fees and charges payable upon the filing of said Articles of Amendment have been paid.

Given under my hand and seal of Office as Secretary of State, at Frankfort, Kentucky, this 24TH day of JULY, 1987.

/s/ Drexell R. Davis
SECRETARY OF STATE

SECRETARY OF STATE
ASSISTANT SECRETARY OF STATE

ORIGINAL COPY
FILED
Secretary of State of Kentucky
[ILLEGIBLE]

Articles of amendment	JUL 24 1987

Camping world of kentucky, inc.	[ILLEGIBLE]

a kentucky corporation

KNOW all men by these presents, that the Articles of Incorporation of Camping World of Kentucky, Inc., pursuant to the provisions of KRS Chapter 271A, are hereby amended as follows:

I

Article I of the Articles of Incorporation is amended to read as follows:

The name of the Corporation shall be “Camping World, Inc.”

II

All remaining provisions of the Articles of Incorporation including all amendments thereto, previously filed herein, which are not in conflict herewith shall remain in full force and effect.

This the 17th day of June, 1987

Camping World of Kentucky, Inc.

/s/ Thomas A. donnelly
Thomas A. donnelly, president

Attest:

BY:	/s/ [illegible]
secretary

Commonwealth of kentucky	)
	)	ss
County of warren	)

The foregoing instrument was acknowledged before me this 17th day of June, 1987, by Thomas A. Donnelly and [illegible] to me personally known, are the President and Secretary, respectively, of Camping World, Inc., a Kentucky Corporation, and that said instrument was signed on behalf of said corporation by proper authority, and the instrument was the act of the corporation for the purposes stated above.

/s/ [illegible]
Notary Public
My Commission Expires: 9-24-90

PREPARED BY:

REYNOLDS, CATRON, JOHNSTON & HINTON

310 East Eleventh Street

P.O. Box 4000

Bowling Green, KY 42102-4000

(502) 782-3636

By:	/s/ Stephen B. Catron
Stephen B. Catron

Unanimous consent of shareholders
Of
Camping world of kentucky, inc.

The undersigned, being all of the shareholders of Camping World of Kentucky, Inc., do hereby consent to, ratify and adopt the action of the Board of Directors of the Corporation for the change of the name of the corporation to: “Camping World, Inc.” The Officers of the Corporation are further authorized and directed to file such Amendments to the Articles of Incorporation to effect such change of name, and all actions of the Board of Directors are therefore ratified and reaffirmed in so acting.

DATE:	6-16-87	/s/ David B. Garvin
DAVID B. GARVIN

DATE:	6-16-87	/s/ Thomas A. donnelly
THOMAS A. donnelly

DATE:	6-16-87	/s/ steve snodgrass
steve snodgrass

DATE:	6-16-87	/s/ dale gish
dale gish

DATE:	6-16-87	/s/ nina s. mayhugh
nina s. mayhugh

DATE:	6-16-87	/s/ charlotte m. garvin
charlotte m. garvin

DATE:	6-16-87	/s/ murray s. coker
murray s. coker

1

DATE:	6-16-87	/s/ David B. Garvin
kathy garvin, a minor
Signed by David B. Garvin

DATE:	6-16-87	/s/ David B. Garvin
DOC GARVIN, A Minor
Signed by David B. Garvin

DATE:	6-16-87	/s/ David B. Garvin
DAVID CAMPBELL GARVIN
A Minor, Signed by
David B. Garvin

DATE:	6-16-87	/s/ David B. Garvin
KIMBERLY GARVIN, A Minor
Signed by David B. Garvin

DATE:	6-16-87	/s/ William L. Johnson
WILLIAM L. JOHNSON

2

Commonwealth of Kentucky

OFFICE OF
SECRETARY OF STATE

BREMER EHRLER Secretary	FRANKFORT, KENTUCKY

CERTIFICATE OF AMENDMENT
TO ARTICLES OF INCORPORATION

I, BREMER EHRLER, Secretary of State of the Commonwealth of Kentucky, do hereby certify that Amended Articles of Incorporation of

CAMPING WORLD, INC.

amended pursuant to Kentucky Revised Statutes, 271A, duly signed and verified or acknowledged according to law, have been filed in my office by said corporation, and that all taxes, fees and charges payable upon the filing of said Articles of Amendment have been paid.

Given under my hand and seal of Office as Secretary of State, at Frankfort, Kentucky, this 16TH day of MARCH, 1988.

/s/ Bremer Ehrler
SECRETARY OF STATE

SECRETARY OF STATE
ASSISTANT SECRETARY OF STATE

ARTICLES OF AMENDMENT

CAMPING WORLD, INC.	[illegible] 1988

A Kentucky Corporation

KNOW ALL MEN BY THESE PRESENTS, that the Articles of Incorporation of Camping World, Inc., pursuant to the provisions of KRS Chapter 271A, are hereby amended as follows:

I

Article IV of the Articles of Incorporation shall be amended to provide as follows:

The capital stock of the corporation shall consist of 510,000 shares of no par Common Stock, which shall constitute the total capitalization of the corporation with each share having an equal voting right.

II

The following provision shall be added to the Articles of Incorporation, to be known as Article IX:

The shareholders of the corporation shall not have preemptive rights.

III

The foregoing amendments were unanimously adopted by the Board of Directors of Camping World, Inc. and unanimously consented to by all shareholders of Camping World, Inc. on the 11th day of March, 1988.

IV

All remaining provisions of the Articles of Incorporation including all amendments thereto, previously filed herein, which are not in conflict herewith shall remain in full force and effect.

This 15th day of March, 1988.

CAMPING WORLD, INC.

/s/ Thomas A. Donnelly
Thomas A. Donnelly, President
ATTEST:

By:	/s/ William L. Johnson
Secretary

COMMONWEALTH OF KENTUCKY		)
		)	SS
COUNTY OF WARREN		)

The foregoing instrument was acknowledged before me this 15th day of March, 1988, by Thomas A. Donnelly and William L. Johnson, to me personally known, who are the President and Secretary, respectively, of Camping World, Inc., a Kentucky corporation, who acknowledged that said instrument was signed on behalf of said corporation by proper authority, and the instrument was the act of the corporation for the purposes stated above.

/s/ [illegible]
NOTARY PUBLIC
My Commission Expires: 9-24-90

THIS INSTRUMENT PREPARED BY:

REYNOLDS, CATRON, JOHNSTON & HINTON
310 East Eleventh Street
P.O. Box 4000
Bowling Green, Kentucky 42102-4000

By:	/s/ [illegible]

Commonwealth of Kentucky

OFFICE OF
SECRETARY OF STATE

BREMER EHRLER Secretary	FRANKFORT, KENTUCKY

CERTIFICATE OF MERGER OF DOMESTIC CORPORATIONS
INTO

1. BREMER EHRLER, Secretary of State of the Commonwealth of Kentucky, do hereby certify that triplicate originals of Articles of Merger of

CAMPING WORLD MERGER, INC.

a domestic corporation, into CAMPING WORLD, INC. a domestic corporation, duly signed and verified pursuant to the provisions of Kentucky Revised Statues Chapter 271A have been received in this office and comply to said statutes.

Accordingly, as Secretary of State and by virtue of the authority vested in me by law, I do hereby Issue this Certificate of Merger of

CAMPING WORLD MERGER, INC.

INTO CAMPING WORLD, INC.

Witness my official signature and seal of office this 23RD day of MAY, 19 [illegible], at Frankfort, Kentucky.

/s/ Bremer Ehrler
SECRETARY OF STATE

SECRETARY OF STATE
ASSISTANT SECRETARY OF STATE

KPSJC37

ARTICLES OF MERGER	ORIGINAL COPY FILED
[ILLEGIBLE]
OF

CAMPING WORLD MERGER, INC.	MAY 23 1988

A KENTUCKY CORPORATION
Bremer Ehrler
INTO	SECRETARY OF STATE

CAMPING WORLD, INC.

A KENTUCKY CORPORATION

Pursuant to the provisions of KRS Section 271A.355 and Section 271A.370, the undersigned domestic corporations have adopted the following Articles of Merger for the purpose of merging Camping World Merger, Inc. Into Camping World, Inc.,

I.

The Plan of Merger attached hereto as Exhibit 1 was approved by the Directors and Stockholders of the undersigned domestic corporations in the manner prescribed by the Kentucky Business Corporation Act.

II.

As to Camping World, Inc., the Plan was duly adopted at a meeting of the stockholders on May 22, 1998.

III.

As in Camping World Merger, Inc., the Plan was duly adopted by the written consent of the sold shareholder on May 20, 1988.

Executed on behalf of the parties by their officers, and sealed with their corporate seals, respectively, pursuant to the authorization of their respective boards of directors on the date first above written.

Date: May 23, 1988.

CAMPING WORLD MERGER, INC.

	By:	/s/ Thomas A. Donnelly
Thomas A. Donnelly, President

ATTEST:

/s/ William L. Johnson
William L. Johnson, Secretary

CAMPING WORLD, INC.

	By:	/s/ Thomas A. Donnelly
Thomas A. Donnelly, President

ATTEST:

/s/ William L. Johnson
William L. Johnson, Secretary

VERIFICATION

STATE OF TENNESSEE	)

COUNTY OF DAVIDSON	)

I, Lisa W. Mitchell, a notary public, do hereby certify that on this 23rd day of May, 1988, personally appeared before me THOMAS A. DONNELLY, who being by me first duly sworn, declared that he is the President of Camping World, Inc., that he signed the foregoing document as President of said corporation, and that the statements therein contained are true.

/s/ Lisa W. Mitchell
Notary Public

My Commission Expires

[ILLEGIBLE]

2

VERIFICATION

STATE OF TENNESSEE	)

COUNTY OF DAVIDSON	)

I, Lisa W. Mitchell, a notary public, do hereby certify that on this 23rd day of May, 1988, personally appeared before me Thomas A. Donnelly, who being by me first duly sworn, declared that he is the President of Camping World Merger, Inc., that he signed the foregoing document as President of said corporation, and that the statements therein contained are true.

/s/ Lisa W. Mitchell
Notary Public

My Commission Expires:

[ILLEGIBLE]

3

[ILLEGIBLE]165 05/20/88 hm

EXHIBIT 1

TO ARTICLES OF MERGER

PLAN OF MERGER

This Plan of Merger (the “Plan”) is made and entered into as of this 23rd day of May, 1988, by and between Camping World Merger, Inc., a corporation organized and existing under the laws of the Commonwealth of Kentucky (“Merger Co.”) and Camping World, Inc., a corporation organized and existing under the laws of the Commonwealth of Kentucky (“Camping World”).

PREAMBLE

Merger Co. and Camping World are parties to that certain Acquisition Agreement (the “Acquisition Agreement”) made and entered into as of the 20th day of May, 1988, by and among Investors in Industry Securities Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusette (“11”), Camping World Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (“Purchaser”), Merger Co., Camping World, David S. Garvin (“Garvin”), certain members of Garvin’s immediate family who are shareholders of Camping World and listed in Schedule I to the Acquisition Agreement (the “Garvin Family”), each of the Shareholders of Camping World listed on Schedule i to the Agreement who are employees of Camping World (the “Management Shareholders”) and

each of the other shareholders of Camping World listed in Schedule 1 to the Acquisition Agreement who are not employees of Camping World (the “Non-Management Shareholders,” together with Garvin, the Garvin Family and the Management Shareholders, the “Selling Shareholders”).

Pursuant to the Acquisition Agreement, Purchaser has acquired certain of the common stock of Camping World (the “Camping World Common Stock”).

Merger Co. and Camping World have agreed that it is in their best interests to effect a merger (the “Merger”), upon the terms and subject to the conditions herein set forth and in accordance with the Kentucky Business Corporation Act (the “Kentucky Act”).

Merger Co. and Camping World desire to make certain representations, warranties and other agreements in connection with such Merger and desire to provide for certain conditions precedent to such Merger.

In consideration of the above, the mutual representations, warranties, covenants, and agreements set forth herein and in the Acquisition Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

2

SECTION 1

FILING AND EFFECTIVE DATE

1.1           Filing.   As soon as practicable following approval by the shareholders of each of Merger Co. and Camping World and provided that this Plan has not been terminated pursuant to Section 10, Merger Co. and Camping World shall cause Articles of Merger to be executed, verified and filled with the Secretary of the Commonwealth of Kentucky as provided in the Kentucky Act. Merger Co. and Camping World shall comply with all other requirements of the Kentucky Act so as to cause the Merger to become effective.

1.2           Effective Date of the Merger.   The Merger shall become effective immediately upon the issuance of the Certificate of Merger by the Secretary of State of the Commonwealth of Kentucky as provided in the Kentucky Act. The date and time of the issuance of such Certificate is herein sometimes referred to as the “Effective Date.”

SECTION 2

AUTHORIZATION OF THIS PLAN

This Plan shall constitute a Plan of Merger as required by the Section 271A.355 of the Kentucky Act and shall be filed as part of the Articles of Merger as provided in Section 271A.370 of the Kentucky Act.

3

SECTION 3

CORPORATE EXISTENCE OF SURVIVING CORPORATION

AND EFFECT OF MERGER

3.1           Corporate Name. In accordance with the Kentucky Act, (1) Merger Co. shall, on the Effective Date, be merged into and with Camping World and the separate existence of Merger Co. shall cease, and (ii) Camping World shall be the surviving corporation and shall continue to exist and to be governed by the laws of the Commonwealth of Kentucky under the separate name “Camping World, Inc.”

3.2           Identity, Existence, Etc. On and after the Effective Date, Camping World shall retain its same corporate identity, existence, purposes, powers, franchises, rights and immunities, unaffected and unimpaired by the Merger, and shall have all the rights, privileges, immunities and powers and shall be subject to all the duties and liabilities of a corporation organized pursuant to the Kentucky Act. Further, the corporate identity, existence, purposes, powers, franchiaes, rights and immunities of each of Merger Co. and Camping World (collectively, the “Constituent Corporations,” and individually, a “Constituent Corporation”) shall be merged and fully vested in Camping World. The existence of Merger Co., except as it may be continued by law, shall [ILLEGIBLE] on the Effective Date and on the Effective Date the Constituent Corporations shall be and become a single corporation.

3.3           Rights, Privileges, Etc. On and after the Effective Date. Camping World shall purposes all the rights, privileges,

4

immunities, and franchiees of a public as well as of private nature, of each Constituent Corporation; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest of or belonging to or due to each of the Constituent Corporations shall be taken and deemed to be transferred to and vested in Camping World without further act or deed[Illegible] and the title to any real estate, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger.

3.4           Liabilities and Obligations.   On and after the Effective Date. Camping World shall be responsible and liable for all the liabilities and obligations at each of the Constituent Corporations, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be [ILLEGIBLE] as if the Merger had not taken place, or Camping World may be substituted in its place. Neither the rights of creditors nor any liens upon the property of either Constituent Corporation shall be impaired by the Merger.

3.5           Employees.   On and after the Effective Date, all employees of the Constituent Corporations shall be and become employees of Camping World and shall retain any and all rights and benefits that they may have by virtue of their employment, but they shall have no greater rights of tenure or terms of employment then they presently enjoy.

5

SECTION 4

ARTICLES OF INCORPORATION OF CAMPING WORLD

The Articles of Incorporation of Camping World, as it [ILLEGIBLE] on the Effective Date, shall be and remain in full force after the Effective Date and shall not be amended by virtue of the Merger.

SECTION 5

BY-LAWS OF CAMPING WORLD

The By-laws of Camping World, as they exist on the Effective Date, shall be and remain in full force after the Effective Date and shall not be amended by virtue of the Merger.

SECTION 6

MANNER OF CONVERTING SHARES

6.1           Conversion of Camping World Common Stock in the Merger. On the Effective Date, (i) each share of Camping World Common Stock (each “share”) which is issued and outstanding, other than (A) shares held by Purchaser, (B) Shares the holder or holders of which have filed with Camping World prior to or at the meeting of Shareholders at which this Merger was submitted to a vote, a written objection to this Merger, as provided in Section 271A.405 of the Kentucky Act, and (C) Shares, if any, held by Camping World as treasury stock, shall, by virtue of the Merger, be converted into the right to receive payment of $61.6687 per Share, payable in accordance with Section 6.2(a) hereof, upon surrender of the certificate representing such Share in accordance with Section [ILLEGIBLE]

6

hereof (all such converted Shares shall hereinafter be referred to as the “Convarted shares”), and all rights in respect thereto (other than the right to receive such payment) shall immediately cease to exist and each such Converted Share shall be [ILLEGIBLE], and (ii) the aggregate of all Shares of Merger Co. common stock shall on the Effective Date, by  virtue of the Merger, and without any section on the part of the holder thereof, be converted into and exchangeable for a number of Shares of Camping World Common Stock equal to the total number of Converted Shares. All Shares as to which dissenter’s rights have been demanded in accordance with the terms of the Kentucky Act shall thereafter antitle the holder thereof only to payment of their fair value as provided in the kentucky Act and such holder shall not be entitled to vote or to exercise any other rights of a shareholder and upon payment for such Shares as provided in the Kentucky Act the dissenting share holder shall cease in have any Interest in the Shares and the Shares shall be [ILLEGIBLE].  All shares of Camping World Common Stock held on the Effective Date by Camping World as treasury stock and those held by Purchaser shall be unaffected by the Merger and shall remain in effect in accordance with their respective terms of Issuance.

6.2           Surrender and Payment.

(a)           After the Effective Date, each holder of certificates which formerly represented shares outstanding on the Effective Date and subject in conversion as set forth in Section

7

6.1           above (the “Certificates”) shall be entitled, upon surrender thereof to David B. Garvin (the “Shareholders’ Agent”), or such other person as Purchaser may designate, to receive payment within sixty days after the Effective Date, in the amount of $61,6687 per share (less any amount required to be withheld under applicable federal Income tax regulations (“:Backings Withholding”)) for each share represented by the such Certificates, which amount shall be payable upon surrender of the Certificate representing such Shares. Until surrendered, each Certificate shall, on and after the Effective Date, be deemed for all purposes to represent and evidence only the right to receive payment for each Share represented by such Certificate, as aforesaid. If the payment is to be made to a person other than the person in whose name the Certificate therefor is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer end that the person requesting such payment pay to the Shareholders’ Agent any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered or establish to the satisfaction of the Shareholders’ Agent that such tea has been paid or is not payable.

(b)           Any cash deposited with the Shareholder’ Agent for the benefit of the holders of the Certificates which remains unclaimed after the expiration of 360 days after the Effective Date shall be delivered to Purchaser and thereafter the Shareholders’

8

Agent shall not be liable to any person claiming the same. No interest shall accrue or be payable to or for the benefit of such holders with respect to any cash hold by the Shareholders’ Agent of Purchaser. After the return to Purchaser by the Shareholders’ Agent of unclaimed funds, Purchaser shall, upon surrender to it of one or more Certificates, for a period of five years after the Effective Date for immediately prior to such earlier date on which any payment for Shares would otherwise escheat to or become the property of any governmental unit or agency), make payment in cash to the holders of such Certificates without interest (less any amount of Backup Withholding) for each Share represented by such Certificate. If any Certificate shall not have been surrendered prior to five years after the Effective Date for immediately prior to such earlier date on which any payment in respect thereof would otherwise escheat to or become the property of any governmental unit or agency), the payment in respect of such Certificate shall, to the extent permitted by applicable law, revert to and become the property of Purchaser, free and clear of all claims or interests of any person and previously entitled thereto.

SECTION 7

REPRESENTATIONS, WARRANTIES AND

AGREEMENTS OF MERGER CO.

Merger Co. represents and warrants to and agrees with Camping World as follows:

9

7.1           Authorization: Binding Agreement.   Merger Co. has the corporate power and authority to execute and deliver this Plan. This plan has been duly and validly authorized, executed and delivered by Merger Co., and constitutes the valid and binding agreement of Merger Co. enforceable in accordance with its terms.

7.2           Absence of Breach.   The execution, delivery and performance of this Plan, and the consummation of the Merger, does not

(i)            conflict with or result in a breach of any of the provisions of its Articles of incorporation or By-laws,

(ii)           contravene any law, rule or regulation of any state or of the United States, or any order, writ, judgment, injunction, decree, determination or award presently in effect which affects or binds Merger Co, or any of its material properties, or

(iii)          conflict with or result in a material breach of or default under any material indenture or loan or credit agreement or any other material agreement or instrument to which Merger Co, is a party or by which it or any of its material properties may be affected or bound.

SECTION 8

REPRESENTATIONS, WARRANTIES AND

AGREEMENTS OF CAMPING WORLD

Camping World represents and warrants to and agrees with Merger Co. as follows:

10

8.1           Authorization: Binding Agreement.   Camping world has the corporate power and authority to execute and deliver this Plan. This Plan has been duly and validly authorized, executed and delivered by Camping World, and constitutes a valid and binding agreement of Camping World enforceable in accordance with its terms.

8.2           Absence of Breach.   The execution, delivery and performance of this Plan by Camping World, and the consummation of the Merger, does not

(i)            conflict with or result in a breach of any of the provisions of its Articles of Incorporation or By-laws,

(ii)           contravene any law, rule or regulation of any state or of the United States, or any order, writ, judgment, injunction, decree, determination or award presently in effect which effects or binds Camping World or any of its material properties, or

(iii)          conflict with or result in a material breach of or default under any material indenture or loan or credit agreement or any other material agreement or instrument to which Camping World is a party or by which it or any of its material properties may be affected or bound.

11

SECTION 9

CONDITION TO THE MERGER

Condition to Each party’s Obligation to Effect the Merger.

The obligations of each of Camping World and Merger Co. to consummate the Merger as contemplated herein are subject to the satisfaction of the condition that there shall not have been any action taken or any statute, rule, regulation or order enacted or entered by any federal or state court, government, agency or instrumentality which enjoins, prohibits, materially restricts or delays consummation of the Merger.

SECTION 10

TERMINATION

10.1         Board Action.   This Plan may be terminated at any time by mutual content of the Boards of Directors of Camping World and Merger Co.

10.2         Invalidity or Unenforceability.   A final determination of invalidity or unenforceability of this Plan shall be deemed a termination of this Plan.

10.3         Effect of Termination.   In the event of the termination of this Plan in accordance with its terms, or termination by the parties hereto after any determination that this Plan is invalid or unenforceable, no party hereto shall have any liability to any other party hereto or its shareholders or directors or officers with respect thereto.

12

SECTION 11

MISCELLANEOUS

11.1         Notices.   Any notices or other communications required or permitted under this Plan shall be sufficiently given if hand delivered or if sent by registered or certified mail, postage prepaid, return receipt requested, or by Federal Express overnight courier service, addressed as follows:

If to Merger Co.:	Thomas A. Donnelly
Camping World Merger, Inc.
Beech Bend Road
Bowling Green, KY 42101

If to Camping World:	David B. Garvin
Camping World, Inc.
Beech Bend Road
Bowling Green, KY 42101

With a copy to:	James H. Cheek, III
Bass, Berry & Sims
First American Center
Nashville, TN 37238

or such other address as shall be furnished in writing by either of the parties hereto.  Notice shall be deemed given upon transmission.

11.2         Amendments.   This Plan may be amended by a subsequent writing signed by the parties hereto.

11.3         Waivers.   Prior to or on the Effective Date, Camping World shall have the right to waive any default in the performance of any term of this Plan by Merger Co., to waive or extend the time for the fulfillment by Merger Co, of any and all of its obligations under this Plan, and to waive any or all of the conditions

13

precedent to the obligations of Camping World under this Plan, except any condition that, if not satisfied, would result in the violation of any law or applicable governmental regulation.  Prior to or on the Effective Date, Merger Co, shall have the right to waive any default in the performance of any term of this Plan by Camping World, to waive or extend the time for the fulfillment by Camping World of any and all of its obligations under this Plan, and to waive any or all of the conditions precedent to the obligations of Merger Co, under this Plan, except any condition that, if not satisfied, would result in the violation of any law or applicable governmental regulation.

11.4         Additional Documents.   The parties hereto will at any time after the date [ILLEGIBLE] sign, execute, and deliver, or cause others so to do, all such powers of attorney, deeds, assignments, documents, and instruments and do or cause to be done all such other acts and things as may be necessary or proper to carry out the Merger.

11.5         Counterparts.   This Plan may be executed in one or more counterparts, all of which shall be one and the same Plan and shall become effective when one or more counterparts have been signed by each of the parties hereto.

11.6         Headings.   The headings in this Plan are for convenience only and shall not effect the construction or interpretation of this Plan.

14

11.7         Successors and Assigns.   All terms and conditions of this Plan shall be binding upon and inure to the benefit of and be enforceable by the heirs, successors and assigns of the parties hereto.

11.8         Specific Performance.   Each party shall be entitled, without prejudice to the rights and remedies otherwise available to such party, to specific performance of all of any other party’s obligations hereunder.

11.9         Governing Law.   This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

IN WITNESS WHEREOF, the parties hereto have executed this Plan of Merger the date set forth above.

CAMPING WORLD MERGER, INC.

Attest:	/s/ [ILLEGIBLE]		By:	/s/ [ILLEGIBLE]
	Title:	[ILLEGIBLE]		Title:	[ILLEGIBLE]

[SEAL]

CAMPING WORLD, INC.

Attest:	/s/ [ILLEGIBLE]		By:	/s/ [ILLEGIBLE]
	Title:	[ILLEGIBLE]		Title:	[ILLEGIBLE]

[SEAL]

15

KPSWP88

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF

CAMPING WORLD, INC.

Pursuant to the provisions of Section 271B.10-060 of the Business Corporation Act, the undersigned Corporation adopts the following articles of amendment to its Articles of Incorporation:

1.                                       The name of the corporation is Camping World, Inc.

2.                                       The text of each amendment adopted is:

Article X shall be added to read as follows:

“X.          A director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liability is not permitted under the Business Corporation Act as in effect at the time such liability is determined. No amendment or repeal of this Article X shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.”

3.                                       The amendment was duly adopted on May 15, 1989 by the Board of Directors and on May 15, 1989 by the stockholders.

CAMPING WORLD, INC.

5-26-89		/s/ Thomas A. Donnelly
Date		Thomas A. Donnelly
President

RECEIVED AND FILED
ATTEST:		DATE	JUL 07 1989
		TIME	9:12 AM
By:	/s/ [ILLEGIBLE]	AMOUNT	[ILLEGIBLE] 4000
Secretary
BREMER EHRLER
SECRETARY OF STATE
COMMONWEALTH OF KENTUCKY
		BY	/s/ [ILLEGIBLE]

COMMONWEALTH OF KENTUCKY	)
) SS
COUNTY OF WARREN	)

The foregoing instrument was acknowledged before me this 26 day of May, 1989, by Thomas A. Donnelly and William L. Johnson, to me personally known, who are the President and Secretary, respectively, of Camping World, Inc., a Kentucky corporation, who acknowledged that said instrument was signed on behalf of said corporation by proper authority, and the instrument was the act of the corporation for the purposes stated above.

[ILLEGIBLE] CORDED
JUL 12 12 27 PH ‘89
[ILLEGIBLE] GUY
[ILLEGIBLE] COUNTY CLERK
		BY	[ILLEGIBLE] D.C.

/s/ [ILLEGIBLE]
NOTARY PUBLIC
My Commission Expires: 5-9-92

STATE OF KENTUCKY	} SS
COUNTY OF WARREN

I, YVONNE GUY, Clerk of Warren County Court, do certify that the foregoing instrument was this day lodged to be and is, with this and the foregoing certificate            duly recorded in my office. Given under my hand this 12 day of July 1989.

YVONNE GUY, CLERK
		By	/s/ [ILLEGIBLE] D.C.

2

KPSWP88

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF

CAMPING WORLD, INC.

Pursuant to the provisions of Section 271B.10-060 of the Business Corporation Act, the undersigned Corporation adopts the following articles of amendment to its Articles of Incorporation:

1.             The name of the corporation is Camping World, Inc.

2.             The text of each amendment adopted is:

Article X shall be added to read as follows:

“X.          A director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liability is not permitted under the Business Corporation Act as in effect at the time such liability is determined. No amendment or repeal of this Article X shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.”

3.             The amendment was duly adopted on May 15, 1989 by the Board of Directors and on May 15, 1989 by the stockholders.

CAMPING WORLD, INC.

5-26-89		/s/ Thomas A. Donnelly
Date		Thomas A. Donnelly
President

ATTEST:

By:	/s/ [ILLEGIBLE]
Secretary

[ILLEGIBLE]

[ILLEGIBLE] JUL [ILLEGIBLE]
[ILLEGIBLE]
[ILLEGIBLE]

[ILLEGIBLE]
[ILLEGIBLE]

COMMONWEALTH OF KENTUCKY	)
	)	SS
COUNTY OF WARREN	)

The foregoing instrument was acknowledged before me this 26 day of May, 1989, by Thomas A. Donnelly and William L. Johnson, to me personally known, who are the President and Secretary, respectively, of Camping World, Inc., a Kentucky corporation, who acknowledged that said instrument was signed on behalf of said corporation by proper authority, and the instrument was the act of the corporation for the purposes stated above.

/s/ [ILLEGIBLE]
NOTARY PUBLIC
My Commission Expires:	5-9-92

2

CHANGE OF REGISTERED OFFICE

Pursuant to the provisions of Section 271B.5-020 of the Kentucky Business Corporation Act, the undersigned corporation hereby submits this application:

1.             The name of the corporation is Camping World, Inc.

2.             The street address of its current registered office is P.O. Box 90018, Bowling Green, KY 42102-9108.

3.             The street address of the new registered office and the zip code of such office is 650 Three Springs Road, Bowling Green, KY 42104.

4.             The name of the current registered agent is William L. Johnson.

5.             The street addresses of the registered office and the business office of the registered agent are identical.

Dated:	September 25, 1991	Camping World, Inc.

		By:	/s/ William L. Johnson
		Title:	[ILLEGIBLE]

/s/ William L. Johnson
William L. Johnson

LODGED AND RECORDED

NOV 13 1 06 PM ‘91

YVONNE GUY
WARREN COUNTY CLERK

BY	/s/ [ILLEGIBLE]	D.C.

STATE OF KENTUCKY COUNTY OF WARREN	}	SS

I, YVONNE GUY Clerk of Warren County, do certify that the foregoing instrument was this day [ILLEGIBLE] to be and is, with this and the foregoing certificate            duly recorded in my office. Given under my hand this 13 day of [ILLEGIBLE], 1991

YVONNE GUY, CLERK

By	/s/ [ILLEGIBLE]	D.C.

RECEIVED & FILED
[ILLEGIBLE]
SEP 30 11 43 AM ‘91
BRENER EHRLER
SECRETARY OF STATE
COMM. OF KENTUCKY
BY	/s/ [ILLEGIBLE]

CERTIFICATE OF CAMPING WORLD, INC.

Pursuant to the provisions of Section 271B.10-070 of the Kentucky Business Corporation Act, the undersigned corporation hereby certifies that:

1.             The attached Amended and Restated Articles of Incorporation of Camping World, Inc. (the “Company”) contains amendments to the Articles of Incorporation of the Company requiring shareholder approval.

2.             The Amended and Restated Articles of Incorporation was duly adopted by the directors by unanimous written consent dated September 27, 1991.

3.             The designation and number of shares outstanding and the number of shares entitled to vote thereon, and the number of shares voted for and against the Amended and Restated Articles of Incorporation are as follows:

Designation	Number of Shares	Voted	Voted
of Class	Outstanding	For	Against

Common	502,686	502,686	0

IN WITNESS WHEREOF, this certificate has been duly executed and delivered by a duly authorized officer of the Company on this 27th day of September, 1991.

CAMPING WORLD, INC.

By:	/s/ William L. Johnson
Title:	EXEC VP [ILLEGIBLE] CFO

RECEIVED & FILED
[ILLEGIBLE]
SEP 30 11 43 AM ‘91
BRENER EHRLER
SECRETARY OF STATE
COMM. OF KENTUCKY
BY	/s/ [ILLEGIBLE]

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

CAMPING WORLD, INC.

Pursuant to the provisions of Section 271B.10-070 of the Kentucky Business Corporation Act, the undersigned Corporation adopts the following Amended and Restated Articles of Incorporation:

1.             The name of the Corporation is Camping World, Inc.

2.             The duration of the Corporation shall be perpetual.

3.             The nature of the business and the objects and purposes of the Corporation shall be to transact any and all lawful business for which corporations may be organized under the Kentucky Business Corporation Act; to purchase or otherwise acquire, own, trade, deal in and deal with, mortgage, pledge, sell, assign and transfer or otherwise dispose of goods, wares and merchandise and real and personal property of every class and description; and to generally engage in, do and perform any enterprise, act or vocation that a natural person might or could do or perform.

4.             The street address of the Corporation’s principal office is:

650 Three Springs Road

Bowling Green, KY 42104

County of Warren.

5.	(a) The name of the Corporation’s registered agent is William L. Johnson.

(b) The address of the Corporation’s registered office in Kentucky is:

650 Three Springs Road

Bowling Green, KY 42104

County of Warren.

6.             The total number of shares of stock that this Corporation shall have authority to issue is 1,132,214 shares of Common Stock, $.01 par value per share (the “common Stock”) of which 813,007 shares shall be designated Class A Common Stock and 319,207 shares shall be designated Class B Common Stock. Except as otherwise provided in this Section 6, the Class A common Stock and Class B Common Stock shall have the same rights and privileges and shall rank equally, share ratably and be identical in all respects as to all matters.

6.1.          Each share of Class A Common Stock shall be entitled to one vote. The Class B Common Stock shall have no voting rights except as provided herein or by law.

6.2.          Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock shall be entitled to receive, when and as declared by the Board of Directors out of the assets or funds of the Corporation which are by law available therefor, dividends payable in cash or in property (other than shares of Class A Common Stock or shares of Class B Common Stock) or in any combination thereof. Dividends in cash and property (other than dividends payable in Class A  Common Stock and the Class B Common Stock shall be paid at the same rate and at the same time on both such classes, and not on either one of them without the other. Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock shall be entitled to receive, when and as declared by the Board of Directors out of the assets or funds of the Corporation which are by law available therefor, dividends payable in shares of Class A Common Stock and shares of Class B Common Stock; provided, however, that any such dividend payable in respect of the Class A Common Stock shall be payable only in shares of Class A Common Stock and any such dividend payable with respect to shares of Class B Common Stock shall be payable only in shares of Class B Common stock; and provided, further, that no such dividend shall be paid on either class unless there shall be declared and paid at the same time a dividend at the same rate on the other class.

6.3.          In the event the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, the holders of the Class A Common Stock and the holders of the Class B Common Stock shall be entitled to share ratably as a single class, share and share alike, in the remaining net assets of the Corporation. A merger or consolidation of the Corporation with or into any other corporation or sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution or assets to shareholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Section 6.3.

7.             The Corporation shall not, without the affirmative consent of eighty percent of the shares of Class A Common Stock and Class B common Stock at the time outstanding, voting as a single class:

(a)                                  amend this Articles of Incorporation;

(b)                                 authorize any additional class or series of capital stock;

(c)                                  redeem, purchase or otherwise acquire for value any share or shares of capital stock except as permitted by a Stockholders Agreement dated as of May 20, 1988 by and among the Corporation as successor by merger to Camping World Holdings, Inc. (“Holdings”)

2

and certain shareholders and warrant purchase agreements dated as of May 23, 1988 between the Corporation as successor by merger to Holdings and certain warrantholders and a Right of First Refusal Agreement dated as of May 20, 1988 by and among the Corporation as successor by merger to Holdings, its shareholders and certain warrantholders;

(d)                                 voluntarily liquidate or dissolve; or

(e)                                  make any material change (directly or through its subsidiaries) in the nature of its business as a retailer of specialty products and accessories for recreational vehicles.

8.             The Corporation shall not, without the affirmative consent of (i) seventy-five percent of the shares of Class A Common Stock at the time outstanding and (ii) a majority of the shares of all Common Stock voting as a single class, become a party to a merger, consolidation or reorganization (or permit any subsidiary to become a party to a merger, consolidation or reorganization), or sell, lease or otherwise dispose of all or substantially all of its assets (or permit any subsidiary to do the same).

9.             Subject to the terms and conditions of this Section 9, the Class B Common Stock shall be converted into class A Common Stock as follows:

9.1.          Immediately prior to (i) the closing of a firm commitment underwritten registered public offering of the Class A Common Stock, or (ii) a sale of all of the Class A Common Stock, merger or sale of all or substantially all of the assets of the Corporation, in each of clause (i) and (ii) approved by the holders of seventy-five percent of the Class A Common Stock at the time outstanding, each share of Class B Common Stock shall be automatically converted into one share of Class A Common Stock (subject to adjustment as provided below). All holders of record of Class B Common Stock will be given at least 20 days’ prior written notice of the event which will result in the mandatory conversion of such Stock. Such notice shall be sent by telex, telecopy or first-class mail, postage prepaid, to each holder of record of Class B Common Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice and shall thereafter receive certificates for the number of shares of Class A Common Stock to which such holder is entitled.

9.2.          If the Corporation at any time subdivides its outstanding Class A, Common Stock, by split-up or otherwise, or combines its outstanding Class A Common Stock into a lesser number of shares or issues additional shares of its Class A Common Stock as a dividend on the Class A Common Stock, the Class B Common Stock shall forthwith be

3

Similarly subdivided, combined or additional shares of Class B Common Stock shall be issued as a dividend on the Class B Common Stock.

9.3.  If while any Class B Common Stock is outstanding, there is any reclassification or capital reorganization of the outstanding Class A Common Stock (other than as a result of a subdivision, combination or stock dividend) or any merger or consolidation of the Corporation with or into another corporation or any sale or conveyance to another person of the property of the Corporation as an entirety or substantially as an entirety, then, as a condition of any such action, lawful provision shall be made so that each holder of Class B Common Stock shall have the right to convert such Stock into the kind and amount of shares of stock or other property which a holder of the number of shares of Class A Common Stock of the Corporation into which such Class B Common Stock was convertible immediately prior to such action would receive upon such action.

9.4.  Whenever the number of shares issuable upon conversion hereunder are adjusted, as herein provided, the Corporation shall promptly deliver to each record holder of Class B Common Stock a certificate of the Treasurer of the Corporation stating the conversion rate applicable to such holder’s Class B Common Stock after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

9.5.  The Corporation will not, by amendment of this Articles of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Class B Common Stock. The Corporation will take all such action as may be necessary or appropriate to validly and legally issue fully paid and non assessable shares of Class A Common Stock upon the conversion of Class B Common Stock.

10.   The shareholders of the Corporation shall not have preemptive rights.

11.   A director of this Corporation shall not liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liability is not permitted under the Kentucky Business Corporation Act as in effect at the time such liability is determined. No amendment or repeal of this Section 11 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

4

12.   The private property of the shareholders shall not be liable for any debts, liabilities or obligations of the Corporation.

Dated :	September 27, 1991

CAMPING WORLD, INC.

		By:	/s/ [ILLEGIBLE]
		Title:	[ILLEGIBLE]

STATE OF KENTUCKY	} SS
COUNTY OF WARREN

I, YYONNE GUY Clerk of Warren County Court, do certify that the foregoing Instrument were this day lodged to be and is , with this and the forgoing certificate                duty reported is my office. Given under my hand this 13 day of Nov, 1991

YYONNE GUY, CLERK

By:	/s/ [ILLEGIBLE] D.C.

5

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

CAMPING WORLD, INC.

Pursuant to the provisions of Section 271B. 10-070 of the Kentucky Business Corporation Act, the undersigned Corporation adopts the following Amended and Restated Articles of Incorporation;

1.             The name of the Corporation is Camping World, Inc.

2.             The duration of the Corporation shall be perpetual.

3.             The nature of the business and the objects and purposes of the Corporation shall be to transact any and all lawful business for which corporations may be organized under the Kentucky Business Corporation Act; to purchase or otherwise acquire, own, trade, deal in and deal with, mortgage, pledge, sell, assign and transfer or otherwise dispose of goods, wares and merchandise and real and personal property of every class and description; and to generally engage in, do and perform any enterprise, act or vocation that a natural person might or could do or perform.

4.             The street address of the Corporation’s principal office is:

650 Three Springs Road

Bowling Green, KY 42104

County of Warren.

5.	(a) The name of the Corporation’s registered agent is William L.Johnson.

(b) The address of the Corporation’s registered office in Kentucky is:

650 Three Springs Road

Bowling Green, KY 42104

County of Warren.

6.             The total number of shares of stock that this Corporation shall have authority to issue is 1,132,214 shares of Common Stock, $.01 par value per share (the “Common Stock”) of which 813,007 shares shall be designated Class A Common Stock and 319,207 shares shall be designated Class B Common Stock. Except as otherwise provided in this section 6, the Class A Common Stock and Class B Common Stock shall have the same rights and privileges and shall rank equally, share ratably and be identical in all respects as to all matters.

6.1.          Each share of Class A Common Stock shall be entitled to one vote. The Class B Common Stock shall have no voting rights except as provided herein or by law.

6.2.          Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock shall be entitled to receive, when and as declared by the Board of Directors out of the assets or funds of the Corporation which are by law available therefor, dividends payable in cash or in property (other than shares of Class A Common Stock or shares of Class B Common Stock) or in any combination thereof. Dividends in cash and property (other than dividends payable in Class A Common Stock or Class B Common Stock) with respect to the Class A Common Stock and the Class B Common Stock shall be paid at the same rate and at the same time on both such classes, and not on either one of them without the other. Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock shall be entitled to receive, when and as declared by the Board of Directors out of the assets or funds of the Corporation which are by law available therefor, dividends payable in shares of Class A Common Stock and shares of Class B Common stock; provided, however, that any such dividend payable in respect of the Class A Common Stock shall be payable only in shares of Class B Common Stock; and provided, further, that no such dividend shall be paid on either class unless there shall be declared and paid at the same time a dividend at the same rate on the other class.

6.3.          In the event the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, the holders of the Class A Common Stock and the holders of the Class B Common Stock shall be entitled to share ratably as a single class, share and share alike, in the remaining net assets of the Corporation. A merger or consolidation of the Corporation with or into any other corporation of sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution or assets to shareholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Section 6.3.

7.             The Corporation shall not, without the affirmative consent of eighty percent of the shares of Class A Common Stock and Class B Common Stock at the time outstanding, voting as a single class:

(a)	amend this Articles of Incorporation;

(b)	authorize any additional class or series of capital stock;

(c)

redeem, purchase or otherwise acquire for value any share or shares of capital stock except as permitted by a Stockholders Agreement dated as of May 20, 1988 by and among the Corporation as successor by merger to Camping World Holdings, Inc. (“Holdings”)

2

and certain shareholders and warrant purchase agreements dated as of May 23, 1988 between the Corporation as successor by merger to Holdings and certain warrantholders and a Right of First Refusal Agreement dated as of May 20, 1988 by and among the Corporation as successor by merger to Holdings, its shareholders and certain warrantholders;

(d)   voluntarily liquidate or dissolve; or

(e)   make any material change (directly or through its subsidiaries) in the nature of its business as a retailer of specialty products and accessories for recreational vehicles.

8.     The Corporation shall not, without the affirmative consent of (i) seventy-five percent of the shares of Class A Common Stock at the time outstanding and (ii) a majority of the shares of all Common Stock voting as a single class, become a party to a merger, consolidation or reorganization (or permit any subsidiary to become a party to a merger, consolidation or reorganization), or sell, lease or otherwise dispose of all or substantially all of its assets (or permit any subsidiary to do the same).

9.     Subject to the terms and conditions of this Section 9, the Class B Common Stock shall be converted into Class A Common Stock as follows:

9.1.  Immediately prior to (i) the closing of a firm commitment underwritten registered public offering of the Class A Common Stock, or (ii) a sale of all of the Class A Common Stock, merger or sale of all or substantially all of the assets of the Corporation, in each of clause (i) and (ii) approved by the holders of seventy-five percent of the Class A Common Stock at the time outstanding, each share of Class B Common Stock shall be automatically converted into one share of Class A Common Stock (subject to adjustment as provided below). All holders of record of Class B Common Stock will be given at least 20 days’ prior written notice of the event which will result in the mandatory conversion of such stock. Such notice shall be sent by telex, telecopy or first-class mail, postage prepaid, to each holder of record of Class B Common Stock at such holder’s address as shown in the records of the Corporation. On or before the date fixed in such notice for conversion, each holder of shares of Class B Common Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice and shall thereafter receive certificates for the number of shares of Class A Common Stock to which such holder is entitled.

9.2.  If the Corporation at any time subdivides its outstanding Class A Common Stock, by split-up otherwise, or combines its outstanding Class A Common Stock into a lesser number of shares or issues additional shares of its Class A Common Stock as a dividend on the Class A Common Stock, the Class B Common Stock shall forthwith be

3

Similarly subdivided, combined or additional shares of Class B Common Stock shall be issued as a dividend on the Class B Common Stock.

9.3.  If while any, Class B Common Stock is outstanding, there is any reclassification or capital reorganization of the outstanding Class A Common Stock (other than as a result of a subdivision, combination or stock dividend) or any merger or consolidation of the Corporation with or into another corporation or any sale or conveyance to another person of the property of the Corporation as an entirety or substantially as an entirety, then, as a condition of any such action, lawful provision shall be made so that each holder of Class B Common Stock or other property which a holder of the number of shares of Class A Common Stock of the Corporation into which such Class B Common Stock was convertible immediately prior to such action would receive upon such action.

9.4.  Whenever the numbers of shares issuable upon conversion hereunder are adjusted, as herein provided, the Corporation shall promptly deliver to each record holder of Class B Common Stock a certificate of the Treasurer of the Corporation stating the conversion rate applicable to such holder’s Class B Common Stock after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

9.5.  The Corporation will not, by amendment of this Articles of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Class B Common Stock. The Corporation will take all such action as may be necessary or appropriate to validly and legally issue fully paid and non-assessable share of Class A Common Stock upon the conversion of Class B Common Stock.

9.6.  The Corporation will at all times reserve and keep available, free of any preemptive rights, solely for issuance and delivery upon the conversion of Class B Common Stock, all shares of the Class A Common Stock form time to time issuable upon the conversion of Class B Common Stock.

10.   The shareholders of the Corporation shall not have preemptive rights.

11.   A director of this Corporation shall not liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liabilty is not permitted under the Kentucky Business Corporation Act as in effect at the time such liability is determined. No amendment or repeal of this Section 11 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

4

12. The private property of the shareholders shall not be liable for any debts, liabilities or obligations of the Corporation.

Dated:	September 27, 1991

CAMPING WORLD, INC.

		By:	/s/ [ILLEGIBLE]
		Title:	[ILLEGIBLE]

5

Commonwealth of Kentucky

Department of State

Secretary of State

BREMER EHRLER

FRANKFORT, KENTUCKY

CERTIFICATE

I, BREMER EHRLER, Secretary of State for the Commonwealth of Kentucky, do certify that the foregoing writing has been carefully compared by me with the original record thereof, now in my official custody as Secretary of State and remaining on file in my office, and found to be a true and correct copy of AMENDED AND RESTATED ARTICLES OF INCORPORATION OF CAMPING WORLD, INC. FILED SEPTEMBER 30, 1991.

RECEIVED & FILED

(Merger of foreign parent corporation	[ILLEGIBLE]
into domestic subsidiary corporation)	SEP 30 11 42 AM ‘91

ARTICLES OF MERGER OF
CAMPING WORLD HOLDINGS, INC.,

a Delaware corporation

INTO
CAMPING WORLD, INC.,

a Kentucky corporation

Pursuant to KRS $271B, 11-050 and $271B. 11-070, the undersigned domestic and foreign corporations adopt the following Articles of Merger:

FIRST: The names of the corporations participating in the merger and the states under the laws of which they are respectively organized are as follows:

Name of Corporation	State

Camping World Holdings, Inc.	Delaware

Camping World, Inc.	Kentucky

SECOND: The law of the State of Delaware permits the merger of Camping World Holdings, Inc. with and into Camping World, Inc.

THIRD: The name of the surviving corporation is Camping World, Inc., and such corporation is to be governed by the laws of the commonwealth of Kentucky.

FOURTH: The Plan of Merger set forth in Exhibit A attached hereto and made a part hereof was approved by the Board of Directors and sole shareholder of the undersigned domestic corporation on the 27th day of September, 1991, in the manner prescribed by the Kentucky Revised Statutes, and was approved by the Board of Directors and shareholders of the undersigned foreign corporation on the 27th day of September, 1991, in the manner prescribed by the Delaware General Corporation Law.

FIFTH: As to each participating corporation, the number of shares outstanding, the number of shares entitled to vote on such Plan of Merger, and the number of shares voted for and against the Plan of Merger, are as follows:

Name of Corporation	Number of Shares Outstanding	Voted For	Voted Against

Camping World Holdings, Inc.	300,000 Class A Common 300,000 Class B Common	300,000 300,000	0

Camping World, Inc.	502,686	502,686	0

SIXTH: The designation and number of the outstanding shares of each class of common stock entitled to vote as a class, and the number of shares of each such class voted for and against the Plan of Merger, are as follows:

Name of Corporation	Designation of Class	Number of Shares	Voted For	Voted Against

Camping World Holdings, Inc.	Class A Common and Class B Common	600,000	600,000	0 0

Camping World, Inc.	Common	502,686	502,686	0

Dated: This 27th day of September, 1991.

ATTEST:		CAMPING WORLD HOLDINGS, INC.

By:	/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
Title:	Secretary	Title:	President

ATTEST:		CAMPING WORLD, INC.

By:	/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
Title:	Secretary	Title:	President

Prepared By:

Cynthia Y. Reisz

Bass, Berry & Sims

First American Center

Nashville, TN 37238

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

OF

CAMPING WORLD HOLDINGS, INC.,

a Delaware corporation

INTO

CAMPING WORLD, INC.,

A Kentucky corporation

Pursuant to the provisions of Section 252(b) of the Delaware General Corporation Law and Section 271B.11-010 of the Kentucky Business Corporation Act, the undersigned corporations adopt, approve, certify, execute and acknowledge the following Agreement and Plan of Merger for the purpose of merging into a single corporation:

1.                                       The names of the corporations proposing to merge are:

Camping World Holdings, Inc., a Delaware corporations (“Holdings”)

Camping World, Inc., a Kentucky corporation (“CWI”)

2.                                       The name of the surviving corporation is Camping World, Inc., which shall be governed by the laws of the Commonwealth of Kentucky.

3.                                       The terms and conditions of the proposed merger are:

(a)                                  Holdings shall merge with and into CWI, which is a wholly-owned subsidiary of Holdings, and CWI shall succeed to all of the assets and assume all of the liabilities of Holdings.

(b)                                 CWI agrees that it may be served with process in the State of Delaware in any proceeding for the enforcement of any obligation of Holdings and in any suit or proceeding for the enforcement of the rights of a stockholder of Holdings against CWI as determined in appraisal proceedings pursuant to the Delaware General Corporation Law, and further irrevocably appoints the Delaware Secretary of State as its agent to accept service of process in any such suit or proceeding.

4.                                       In the merger, all of the outstanding shares of Class A Common Stock and Class B Common Stock of Holdings shall be converted into an equivalent number of shares of Class A Common Stock and Class B Common Stock, respectively, of CWI. Each outstanding share of common stock of CWI shall be cancelled.

5.                                       All of the outstanding options and warrants to purchase shares of Class A Common Stock and Class B Common Stock of Holdings shall be converted into options and warrants to purchase an equivalent number of shares of Class A Common Stock and Class B Common Stock, respectively, of CWI.

6.                                       The Articles of Incorporation of CWI shall be Articles of Incorporation of the surviving corporation and the Articles of Incorporation of CWI shall be amended and restated.

7.                                       The merger will be effective at 5:00 p.m. E.S.T. on September 30, 1991 subsequent to the filing of a Certificate of Merger by the Delaware Secretary of State and Articles of Merger by the Kentucky Secretary of State.

Dated: September [ILLEGIBLE], 1991

ATTEST:	CAMPING WORLD HOLDINGS, INC.

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
Title: Secretary	Title: President

ATTEST:	CAMPING WORLD, INC.

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
Title: Secretary	Title: President

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

OF

CAMPING WORLD, INC.

Pursuant to the provisions of Section 271B.10-060 of the Kentucky Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.                                       The name of the corporation is Camping World, Inc.

2.                                       The text of each amendment adopted is as follows:

Paragraph 1 of the Articles of Incorporation is deleted in its entirety, and the following is substituted in lieu thereof:

“The name of the Corporation is CWI, Inc.”

3.                                       The amendment was duly adopted at a meeting of the shareholders of the corporation held on May 4, 1992. On May 4, 1992, the corporation had issued and outstanding 300,000 shares of Class A Common Stock and 300,000 shares of Class B Common Stock. All 300,000 shares of Class A Common Stock and all 300,000 shares of Class B Common Stock, voting together as a single class, were entitled to vote on the amendments. Of the 300,000 shares of Class A Common Stock, 300,000 were represented at the meeting. Of the 300,000 shares of Class B Common Stock, 300,000 were represented at the meeting. The total number of shares of Class A Common Stock and Class B Common Stock, voting as a single class, undisputably in favor of the amendments was 600,000, which amount was sufficient for the approval of the amendments.

Dated:  May 4, 1992

CAMPING WORLD, INC.

By:	/s/ [ILLEGIBLE]
Title:	[ILLEGIBLE]

RECEIVED & FILED

[ILLEGIBLE]

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

OF

CAMPING WORLD, INC.

Pursuant to the provisions of Section 271B.10-060 of the Kentucky Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.                                       The name of the corporation is Camping World, Inc.

2.                                       The text of each amendment adopted is as follows:

Paragraph 1 of the Articles of Incorporation is deleted in its entirety, and the following is substituted in lieu thereof:

“The name of the Corporation is CWI, Inc.”

3.                                       The amendment was duly adopted at a meeting of the shareholders of the corporation held on May 4, 1992. On May 4, 1992, the corporation had issued and outstanding 300,000 shares of Class A Common Stock and 300,000 shares of Class B Common Stock. All 300,000 shares of Class A Common Stock and all 300,000 shares of Class B Common Stock, voting together as a single class, were entitled to vote on the amendments. Of the 300,000 shares of Class A Common Stock, 300,000 were represented at the meeting. Of the 300,000 shares of Class B Common Stock, 300,000 were represented at the meeting. The total number of shares of Class A Common Stock and Class B Common Stock, voting as a single class, undisputably in favor of the amendments was 600,000, which amount was sufficient for the approval of the amendments.

Dated:  May 4, 1992

CAMPING WORLD, INC.

By:	/s/ [ILLEGIBLE]
Title:	[ILLEGIBLE]

RECEIVED & FILED

[ILLEGIBLE]

JOHN Y. BROWN III	RECEIVED & FILED
SECRETARY OF STATE	$10.00
STATEMENT OF CHANGE OF REGISTERED OFFICE	JUL 28 2 21 PM ‘97
OR REGISTERED AGENT OR BOTH	JOHN Y. BROWN III
SECRETARY OF STATE
COMM. OF KENTUCKY
	BY	/s/ [ILLEGIBLE]

Pursuant to the provisions of Chapters 271B or 273 of the Kentucky Revised Statutes, the undersigned submits the following statements on behalf of the corporation which is organized in the state of Kentucky for the purpose of changing its registered office or registered agent or both in the Commonwealth of Kentucky:

The name of the corporation is CWI, Inc.

The complete address of the current registered office is:

650 Three Springs Road,	Bowling Green,	KY 42104
Street	City/State	Zip

The complete address of the current registered office is hereby changed to: c/o C T CORPORATION SYSTEM

Kentucky Home Life Building,	Louisville,	Kentucky 40202
Street	City/State	Zip

The name of the current registered agent is:  William L. Johnson

The name of the current registered agent is hereby changed to: C T CORPORATION SYSTEM

The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

Dated	June 16, 1997

/s/ Stephen Adams
SIGNATURE & TITLE
Stephen Adams, Chairman
PRINT or TYPE NAME & TITLE

CONSENT OF NEW AGENT

I C T CORPORATION SYSTEM consent to serve as the new registered agent on behalf of this corporation.

By:	/s/ [ILLEGIBLE]
Signature of New Agent

(See Reverse Side for Instructions)

JOHN Y. BROWN III	RECEIVED & FILED
SECRETARY OF STATE	$10.00
STATEMENT OF CHANGE OF REGISTERED OFFICE	JUL 28 2 21 PM ‘97
OR REGISTERED AGENT OR BOTH	JOHN Y. BROWN III
SECRETARY OF STATE
COMM. OF KENTUCKY
	BY	/s/ [ILLEGIBLE]

Pursuant to the provisions of Chapters 271B or 273 of the Kentucky Revised Statutes, the undersigned submits the following statements on behalf of the corporation which is organized in the state of Kentucky for the purpose of changing its registered office or registered agent or both in the Commonwealth of Kentucky:

The name of the corporation is CWI, Inc.

The complete address of the current registered office is:

650 Three Springs Road,	Bowling Green,	KY 42104
Street	City/State	Zip

The complete address of the current registered office is hereby changed to: c/o C T CORPORATION SYSTEM

Kentucky Home Life Building,	Louisville,	Kentucky 40202
Street	City/State	Zip

Document No: 1997108255
Lodged By: MAIL
Recorded On: Aug 07, 1997 07:57:51 A.M.
Total Fees: $9.00
County Clerk: Rebecca Jackson
Deputy Clerk: CHERYL

The name of the current registered agent is:  William L. Johnson

The name of the current registered agent is hereby changed to: C T CORPORATION SYSTEM

The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

Dated	June 16, 1997

/s/ Stephen Adams
SIGNATURE & TITLE
Stephen Adams, Chairman
PRINT or TYPE NAME & TITLE

CONSENT OF NEW AGENT

I C T CORPORATION SYSTEM consent to serve as the new registered agent on behalf of this corporation.

By:	/s/ [ILLEGIBLE]
Signature of New Agent

(See Reverse Side for Instructions)

ARTICLES OF AMENDMENT	RECEIVED & FILED
TO THE	JAN 14 10 44 AM ‘98
ARTICLES OF INCORPORATION	JOHN Y. BROWN III
OF	SECRETARY OF STATE
CWI, INC.	COMM. OF [ILLEGIBLE]
	BY	/s/ [ILLEGIBLE]

Pursuant to the provisions of Section 271B.10-060 of the Kentucky Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.                                       The name of the corporation is CWI, Inc.

2.                                       The text of the amendment adopted is as follows:

Article IV of the Articles of Incorporation is deleted in its entirety and the following is substituted in lieu thereof:

ARTICLE IV

The Company is authorized to issue only one class of stock and the total number of shares of stock which the Company shall have the authority to issue is 1,132,214 shares of common stock with a par value of $.01 per share.

The amendment was duly adopted by written action of the shareholders of the corporation, effective December 28, 1997. On December 28, 1997, the corporation had issued and outstanding 300,000 shares of Class A Common Stock and 300,000 of Class B Common Stock. All 600,000 shares were represented and entitled to vote on the amendment. All shares were voted in favor of this amendment.

Dated:	12/31/97	CWI, INC.

		By:	/s/ [ILLEGIBLE]
		Title:	Vice President

Document No: 1998008603
Lodged By: MAIL
Recorded On: Jan 23, 1998 08:47:55 A.M.
Total Fees: $9.00
County Clerk: Rebecca Jackson
Deputy Clerk: CONJEN

ARTICLES OF AMENDMENT	RECEIVED & FILED
TO THE	[ILLEGIBLE] 4000
ARTICLES OF INCORPORATION	JAN 14 10 44 AM ‘98
OF	JOHN Y. BROWN III
CWI, INC.	SECRETARY OF STATE
COMM. OF [ILLEGIBLE]
	BY	/s/ [ILLEGIBLE]

Pursuant to the provisions of Section 271B.10-060 of the Kentucky Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.                                       The name of the corporation is CWI, Inc.

2.                                       The text of the amendment adopted is as follows:

Article IV of the Articles of Incorporation is deleted in its entirety and the following is substituted in lieu thereof:

ARTICLE IV

The Company is authorized to issue only one class of stock and the total number of shares of stock which the Company shall have the authority to issue is 1,132,214 shares of common stock with a par value of $.01 per share.

The amendment was duly adopted by written action of the shareholders of the corporation, effective December 28, 1997. On December 28, 1997, the corporation had issued and outstanding 300,000 shares of Class A Common Stock and 300,000 of Class B Common Stock. All 600,000 shares were represented and entitled to vote on the amendment. All shares were voted in favor of this amendment.

Dated:	12/31/97	CWI, INC.

		By:	/s/ [ILLEGIBLE]
		Title:	Vice President

FILED
JEFF. CO., KY
JAN 23 1998
Rebecca Jackson, Clerk
/s/ [ILLEGIBLE]

John Y. Brown III

Secretary of State

Certificate of Existence

I, JOHN Y. BROWN III, Secretary of State of the Commonwealth of Kentucky, do hereby certify that according to the records in the Office of the Secretary of State,

CWI, INC.

is a corporation duly organized and existing under KRS Chapter 271B, whose date of incorporation is December 31, 1980 and whose period of duration is perpetual.

I further certify that all fees and penalties owed to the Secretary of State have been paid; that articles of dissolution have not been filed; and that the most recent annual report required by KRS 271B.16-220 has been delivered to the Secretary of State.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal at Frankfort, Kentucky, this 8th day of October, 1998.

/s/ John Y. Brown, III
JOHN Y. BROWN III
Secretary of State
Commonwealth of Kentucky

COMMONWEALTH OF KENTUCKY	John Y. Brown III
JOHN Y. BROWN III	Secretary of State
SECRETARY OF STATE	Received and Filed
06/27/2003 10:52:56 AM
Fee Receipt: $10.00

STATEMENT OF CHANGE OF REGISTERED OFFICE
OR REGISTERED AGENT OR BOTH

Pursuant to the provisions of Chapters 271B or 273 of the Kentucky Revised Statutes, the undersigned hereby applies to change the registered office or registered agent, or both on behalf of

CWI, Inc.

(Exact name of corporation)

which is organized in the state of Kentucky, and for that purpose submits the following statements:

1. Name of current registered agent	2. Registered agent is hereby changed to
C T Corporation System	Brent Moody

3. Address of current registered office	4. Registered office is hereby changed to
Kentucky Home Life Building	650 Three Springs Road
Louisville, KY 40202	Bowling Green, KY 42104

The street address of the registered office and the business office of the registered agent, as changed, will be identical.

5. Signature of officer or chairman of the board			6. Consent of Registered Agent
/s/ Robert T. York		I,	Brent Moody
Signature and Title			(Print or type name)
Robert T. York, Asst. Secretary			consent to serve as the registered agent on behalf of the corporation.
Type or Print Name and Title
Dated:	03/07/03		/s/ Brent Moody
Signature of Registered Agent
Brent Moody, Vice President
Type or Print Name & Title, if applicable

(See attached sheet for instructions)